Putnam
Tax-Free
Insured
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

If there is any such thing as normalcy in the securities markets, it certainly has not been much in evidence over the past two years as equity investors stampeded in droves to the relative safety of bonds. Bonds have flourished in this shower of attention and handily outperformed stocks.

Emerging signals now suggest that the economic downturn will neither be as deep nor as prolonged as was feared in the aftermath of the September 11th attacks. The challenges presented by the shift from recession to recovery are being closely assessed by Putnam Tax-Free Insured Fund's management team. The team presents its in-depth analysis of performance and prospects in the following report.

As you will note in this report, we are now simply listing the name of the team responsible for the fund's management rather than the individual team members. This change reflects Putnam's belief that mutual funds are more effectively overseen by teams than by individuals.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 13, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam Tax Exempt Fixed-Income Team

The semiannual period ending January 31, 2002, was a challenging one for the municipal bond market, although it marked the completion of two consecutive years of strong, positive returns for municipal bonds. These solid bond returns have come primarily in response to the correction and increased volatility in the equity markets, as well as aggressive Federal Reserve Board interest-rate reductions throughout 2001. Putnam Tax-Free Insured Fund's return for the period was higher than the average for its Lipper category, which we attribute to several successful strategic decisions undertaken during the period (see page 7 for Lipper details). However, the fund's performance lagged that of its benchmark index, the Lehman Municipal Bond Index. This reflects the fact that the fund had a longer duration (a measure of interest-rate sensitivity) than the index, which is more broadly based, representing the municipal market as a whole. This strategy was initially beneficial but worked against us later in the year. We have since adjusted the duration to a more neutral stance.

Total return for 6 months ended 1/31/02

      Class A         Class B          Class C          Class M
    NAV     POP      NAV   CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
    2.12%  -2.75%    1.89% -3.11%    1.71%  0.71%     1.97%  -1.34%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* SEMIANNUAL PERIOD MARKED BY VOLATILITY AND TRANSITION

The past six months have been a transition period for bond investors, who seem to have gone from fearing a recession to anticipating a recovery. In hindsight, although the events of September 11 accelerated the economy's decline, they may have accelerated the onset of a return to growth. However, slowing down from an annual growth rate of 4% to a virtual standstill took a significant toll on the economy, and the slowdown has affected the municipal bond market. Many states have drastically reduced their budgets, as state revenues and revenue projections have fallen considerably. Fortunately for investors in this fund, insured bonds have not been as affected by the reduced state revenue projections as uninsured bonds, but the overall bond market has still felt the effects. On the other hand, the relative attractiveness of municipal bonds and of bonds in general has increased due to the volatility in the equity markets that we have seen in the past two years, and continue to see even now, despite a strong fourth quarter for stocks.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation        21.9%

Water & sewer         19.8%

Utilities             16.3%

Health care           13.7%

Education              6.1%

Footnote reads:
*Based on net assets as of 1/31/02. Holdings will vary over time.

Fund Profile

Putnam Tax-Free Insured Fund is designed for investors seeking high current income free from federal income tax through investments primarily in insured and Aaa-rated tax-exempt securities. The fund invests in bonds of three types: those that are insured as to timely payment of principal and interest, escrowed securities guaranteed by the U.S. government, and those that are rated AAA (or the equivalent), which is the highest credit rating available.


The upheaval in the financial markets immediately following the September 11 attacks caused investors to seek only the safest investments, such as short-term Treasuries and money market securities. During October, investors continued to buy bonds, pushing prices up and yields down. In the meantime, the Fed had been reducing short-term interest rates aggressively all year, and was nearing the end of its easing cycle. By November, bond yields had reached historically low levels, and several factors -- including better-than-expected news about the U.S. economy and military success in Afghanistan -- triggered a sharp selloff, especially in the higher-quality and intermediate-maturity sectors. Insured municipals were not spared the bond market's correction, which lasted through the middle of December, but by the end of the semiannual fiscal period, they had recovered about half of the losses incurred during this dramatic, but short-lived downturn.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 98.6%

Aa/AA -- 0.5%

VMIG1 -- 0.9%

Footnote reads:
*As a percentage of market value as of 1/31/02. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


"For the second consecutive year, investors in most bond mutual funds enjoyed solid returns in 2001, a respite from the miserable returns in stocks over that period."

-- The Wall Street Journal, January 7, 2002


One reassuring aspect of the fourth quarter of 2001 was that the insurers for the vast majority of insured municipal bonds all survived September 11, with plenty of resources available to cover any damages. Initially, there was some speculation about how serious the impact of the attacks would be on municipal insurers. For example, if the attacks had had an impact on one of the major bond insurers, it would have affected the entire market for insured bonds. Fortunately, bond insurers have significant back-up resources, such as reinsurance, which provide an added degree of protection.

* INSURED HOLDINGS WEATHERED THE STORM

Since the fund invests in AAA-rated, insured municipal bonds, industry sectors and state-specific economic factors are not the key drivers of its performance. The primary factors affecting performance for insured municipal bond portfolios are typically duration, or sensitivity to interest-rate movements, yield-curve positioning, and state allocation. Yields on insured municipal bonds rose just slightly during the period, with the yield on the 10-year Insured Municipal Index rising from just below 4.4% to approximately 4.45%. In an environment such as this, where bond prices do not change much as a result of interest-rate movements, the fund should be expected to earn about half of its annualized yield, and its return of nearly 2% suggests that this was precisely what occurred.

From the end of July through the beginning of November, the fund's duration was longer than that of its benchmark, and in comparison with many funds in its peer group. Since longer duration means greater price sensitivity to interest-rate movements, this positioning resulted in strong performance for the fund during that three-month period. In addition, the fund was underweighted in California bonds, which had been performing poorly all year due to the utility crisis and the effects that the worsening economy -- especially the technology sector -- had on state tax revenues. While this underweighting was beneficial, California's economic woes did not have as significant an impact on the insured sector because of the guarantee of principal and interest payments that insurance provides.

When market yields rose sharply in November and December (an event that was difficult to anticipate), the fund's longer duration positioning hurt performance and negated its strong showing in August, September, and October. By the end of the semiannual period in January, we had repositioned the fund's duration, in comparison to the insured municipal bond universe, to a neutral stance.

In terms of the yield curve, which is simply a graphical depiction of bond yields across the full range of maturities (typically, from two-year to 30-year), the fund's strategy involved moving from a position in which holdings were clustered around the intermediate-maturity (six- to 10-year) part of the yield curve to a "barbell" structure, in which holdings of 30-year and shorter-maturity bonds were more dominant. This generally benefited the fund, as longer-term bonds had solid performance for the period as a whole.

* CALIFORNIA AND NEW YORK REMAINED A FOCUS

Because the fund's strategy is not heavily influenced by sector weightings, the fund's weightings are roughly the same as they were six months ago. We have noticed a decline in the supply of insured health-care bonds as a result of the financial pressures that this industry continues to face, but that has no effect on the holdings in this fund. In terms of geographical distribution, the most important states in the fund are California and New York, the two largest municipal bond issuers in the country, which offer the broadest selection. This is particularly helpful if we are trying to lengthen duration in the fund, because we have a larger number of bonds to choose from. Should either state experience supply problems, increase issuance, or be affected by other events, we would increase or reduce holdings accordingly.

Immediately after September 11, insured bonds from these two states became very attractively priced because the short-lived flight to complete safety caused price declines in almost every bond sector -- including, remarkably, insured municipals. This provided us with an opportunity to acquire attractively priced holdings for the fund. Also, both states are expected to have significant new issuance of bonds before the middle of this year, which should drive prices further down, so we are hoping to again capitalize. We do look at other states as well, more from a security selection standpoint (i.e., if the bond itself looks attractive), and also to keep the portfolio diversified, but California and New York are always strategically important.

* FUND'S RETURNS MAY MODERATE FROM PAST TWO YEARS

With the Federal Reserve Board signaling an end to its easing cycle and looking forward to a slow, but expected recovery in the U.S. economy in 2002, we believe interest rates should remain relatively stable.
Barring any significant growth that exceeds expectations, the Fed is expected to keep short-term rates unchanged for most of this year. As a result, the municipal bond market -- including the insured sector -- should maintain solid returns, earning yields but not experiencing any notable price appreciation. With its neutral duration stance and a fully invested portfolio of insured bonds, we believe the fund is in position to benefit, though returns will probably not be as strong as they were in 2000 and 2001.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/02, there is no guarantee the fund will continue to hold these securities in the future. Shares of this fund are not insured, and their prices will fluctuate with market conditions.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 1/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (9/20/93)       (9/9/85)        (7/26/99)       (6/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          2.12%  -2.75%   1.89%  -3.11%   1.71%   0.71%   1.97%  -1.34%
------------------------------------------------------------------------------
1 year            4.84   -0.11    4.40   -0.60    4.14    3.14    4.53    1.13
------------------------------------------------------------------------------
5 years          29.56   23.42   28.44   26.44   24.42   24.42   27.91   23.72
Annual average    5.32    4.30    5.13    4.80    4.47    4.47    5.05    4.35
------------------------------------------------------------------------------
10 years         77.25   68.78   72.32   72.32   65.52   65.52   72.09   66.45
Annual average    5.89    5.37    5.59    5.59    5.17    5.17    5.58    5.23
------------------------------------------------------------------------------
Annual average
(life of fund)    7.31    6.99    7.12    7.12    6.80    6.80    7.11    6.90
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/02

                               Lehman Municipal         Consumer
                                  Bond Index           price index
------------------------------------------------------------------------------
6 months                            2.42%                 0.11%
------------------------------------------------------------------------------
1 year                              5.90                  1.08
------------------------------------------------------------------------------
5 years                            35.78                 11.42
Annual average                      6.31                  2.19
------------------------------------------------------------------------------
10 years                           92.96                 28.60
Annual average                      6.79                  2.55
------------------------------------------------------------------------------
Annual average
(life of fund)                      8.26                  3.08
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and class M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

Performance for class A, C, and M shares for Putnam Tax Free Insured Fund is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and higher or lower operation expenses for such shares.

The average cumulative return for the 48 funds in the Lipper Insured Municipal Debt Funds category over the six months ended 1/31/02 was 1.81%. Over the one- and five-year periods ended 1/31/02, annualized returns for the category were 4.68% and 5.17%, respectively. For the life of the fund, the annualized return in the Lipper category was 7.04%. Lipper Inc. ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/02

                       Class A        Class B        Class C        Class M
------------------------------------------------------------------------------
Distributions
(number)                  6              6              6              6
------------------------------------------------------------------------------
Income               $0.339886      $0.305822      $0.278445      $0.317698
------------------------------------------------------------------------------
Capital gains 1          --             --             --             --
------------------------------------------------------------------------------
  Total              $0.339886      $0.305822      $0.278445      $0.317698
------------------------------------------------------------------------------
Share value:        NAV     POP        NAV            NAV        NAV     POP
------------------------------------------------------------------------------
7/31/01           $15.18  $15.94     $15.20         $15.21     $15.22  $15.73
------------------------------------------------------------------------------
1/31/02            15.16   15.92      15.18          15.19      15.20   15.71
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2              4.40%   4.19%      3.86%          3.60%      4.10%   3.97%
------------------------------------------------------------------------------
Taxable
equivalent 3        7.22    6.88       6.34           5.91       6.73    6.52
------------------------------------------------------------------------------
Current
30-day SEC
yield 4             4.09    3.89       3.54           3.28       3.79    3.66
------------------------------------------------------------------------------
Taxable
equivalent 3        6.72    6.39       5.81           5.39       6.22    6.01
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.1% federal tax rate for 2001. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (9/20/93)       (9/9/85)        (7/26/99)       (6/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          1.79%  -3.06%   1.58%  -3.40%   1.38%   0.39%   1.64%  -1.63%
------------------------------------------------------------------------------
1 year            3.63   -1.29    3.20   -1.75    2.94    1.94    3.32   -0.05
------------------------------------------------------------------------------
5 years          27.20   21.19   26.12   24.15   22.20   22.20   25.58   21.48
Annual average    4.93    3.92    4.75    4.42    4.09    4.09    4.66    3.97
------------------------------------------------------------------------------
10 years         73.74   65.48   68.99   68.99   62.38   62.38   68.73   63.22
Annual average    5.68    5.17    5.39    5.39    4.97    4.97    5.37    5.02
------------------------------------------------------------------------------
Annual average
(life of fund)    7.22    6.89    7.03    7.03    6.71    6.71    7.02    6.81
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all of the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
January 31, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100.0%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.4%)
-------------------------------------------------------------------------------------------------------------------
$         3,000,000 Alabama A&M U. Rev. Bonds, MBIA,
                    6 1/2s, 11/1/25                                                       Aaa        $    3,423,750
          3,750,000 Jefferson Cnty., Swr. Rev. Bonds (Rites-PA),
                    Ser. 487 R, FRB, 8.2s, 2/1/38 (acquired
                    3/23/99, cost $4,290,150) (RES)                                       AAA             4,035,938
                                                                                                     --------------
                                                                                                          7,459,688

Alaska (2.4%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 AK State Hsg. Fin. Corp. Rev. Bonds,
                    Ser. A, MBIA, 5.9s, 12/1/19                                           Aaa             6,202,500
          6,680,000 Alaska Hsg. Fin. Corp. Rev. Bonds,
                    4.4s, 12/1/31                                                         Aaa             6,663,300
                                                                                                      -------------
                                                                                                         12,865,800

Arizona (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 AZ State Muni. Fin. Program COP, Ser. 31,
                    BIGI, 7 1/4s, 8/1/09                                                  Aaa             1,208,750
          5,700,000 AZ State Muni. Fin. Program COP BIGI,
                    Ser. 34, 7 1/4s, 8/1/09                                               Aaa             6,889,875
          3,395,000 Phoenix, Indl. Dev. Auth. Rev. Bonds
                    (Mission Place Project A-1), GNMA
                    Coll., 7 1/2s, 7/20/35                                                AAA             3,861,813
                                                                                                      -------------
                                                                                                         11,960,438

California (3.9%)
-------------------------------------------------------------------------------------------------------------------
          1,300,000 Beverly Hills, Pub. Fin. Auth. IFB, MBIA,
                    8.27s, 6/1/15                                                         Aaa             1,417,000
          4,500,000 CA Poll. Control Fin. Auth. Ind. Dev.
                    (Pacific Gas & Electric), Ser. A, MBIA,
                    5.35s, 12/1/16                                                        AAA             4,713,750
          3,000,000 CA Statewide Cmnty. Dev. Auth. Step-up
                    Recovery Floater COP (Motion
                    Picture & TV Fund), AMBAC,
                    5.35s, 1/1/24                                                         Aaa             3,101,250
          3,500,000 San Diego Cnty., Wtr. Auth. IF COP,
                    FGIC, 8.498s, 4/23/08                                                 Aaa             4,375,000
          3,680,000 Santa Ana, Fin. Auth. Lease Rev. Bonds
                    (Police Admin. & Hldg. Fac.), Ser. A,
                    MBIA, 6 1/4s, 7/1/17                                                  Aaa             4,324,000
          2,500,000 Southern CA Pub. Pwr. Auth. Rev. Bonds
                    IFB, FGIC, 6.42s, 7/1/12                                              Aaa             2,846,875
                                                                                                      -------------
                                                                                                         20,777,875

Colorado (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,102,000 CO Hlth. Fac. Auth. Rev. Bonds (Cmnty.
                    Provider Pooled Loan Program),
                    Ser. A, FSA, 7 1/4s, 7/15/17                                          Aaa             1,127,346
                    Denver, City & Cnty. Arpt. Rev. Bonds,
                    Ser. C, MBIA
          1,180,000 6 3/4s, 11/15/22                                                      Aaa             1,239,873
          1,765,000 6 3/4s, 11/15/13                                                      Aaa             1,853,003
            235,000 6 3/4s, 11/15/13 (Prerefunded)                                        Aaa               249,201
          5,055,000 5.6s, 11/15/09                                                        Aaa             5,383,575
                                                                                                      -------------
                                                                                                          9,852,998

Delaware (1.9%)
-------------------------------------------------------------------------------------------------------------------
          9,600,000 Delaware Valley, Regl. Fin. Auth. Rev. Bonds,
                    Ser. A, AMBAC, 5 1/2s, 8/1/28                                         Aaa            10,260,000

District of Columbia (2.2%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 DC G.O. Bonds, Ser. A, FSA, 5 7/8s, 6/1/05                            Aaa             3,262,500
          9,000,000 DC Convention Ctr. Auth. Dedicated Tax
                    Rev. Bonds, AMBAC, 4 3/4s, 10/1/28                                    Aaa             8,325,000
                                                                                                      -------------
                                                                                                         11,587,500

Florida (6.4%)
-------------------------------------------------------------------------------------------------------------------
          3,600,000 Broward Cnty., Port Fac. Rev. Bonds, Ser. C,
                    MBIA, 5 3/8s, 9/1/11                                                  Aaa             3,807,000
          1,325,000 FL Hsg. Fin. Agcy. Home Ownership Rev.
                    Bonds, Ser. 1987 G2, GNMA Coll.,
                    8.595s, 11/1/18                                                       AAA             1,517,125
         13,675,000 Hernando Cnty. Rev. Bonds (Criminal
                    Justice Complex Fin.), FGIC, 7.65s,
                    7/1/16 (SEG)                                                          Aaa            17,674,938
          5,000,000 Orlando & Orange Cnty., Expressway
                    Auth. Rev. Bonds, FGIC, 8 1/4s, 7/1/14                                Aaa             6,675,000
          3,980,000 Sumter Cnty., School Dist. Rev. Bonds
                    (Multi Dist. Loan Program), FSA,
                    7.15s, 11/1/15                                                        Aaa             4,999,875
                                                                                                      -------------
                                                                                                         34,673,938

Georgia (4.2%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 Atlanta, Arpt. Rev. Bonds, Ser. B, FGIC,
                    5 5/8s, 1/1/30                                                        Aaa             8,130,000
                    GA Muni. Elec. Pwr. Auth. Rev. Bonds
          3,235,000 MBIA, 6 1/2s, 1/1/12                                                  Aaa             3,679,813
            580,000 MBIA, 6 1/2s, 1/1/12 (Prerefunded)                                    Aaa               682,225
          1,315,000 Ser. V, MBIA, 6 1/2s, 1/1/12                                          AAA             1,504,031
          7,085,000 Ser. Y, AMBAC, 6.4s, 1/1/13                                           AAA             8,227,456
            415,000 Ser. Y, AMBAC, 6.4s, 1/1/13
                    (Prerefunded)                                                         AAA               481,400
                                                                                                      -------------
                                                                                                         22,704,925

Illinois (7.2%)
-------------------------------------------------------------------------------------------------------------------
            450,000 Chicago, Res. Recvy. Mtge. Rev. Bonds,
                    Ser. B, MBIA, zero %, 10/1/09                                         Aaa               263,813
          3,000,000 Chicago, Midway Arpt. Rev. Bonds, Ser. A,
                    FSA, 5s, 1/1/07                                                       Aaa             3,123,750
                    Chicago, O' Hare Intl. Arpt. Rev. Bonds
          3,640,000 Ser. C, MBIA, 5s, 1/1/11                                              Aaa             3,726,450
          2,625,000 Ser. E, AMBAC, 5s, 1/1/06                                             Aaa             2,733,281
          2,535,000 Ser. E, AMBAC, 5s, 1/1/05                                             Aaa             2,639,569
          9,500,000 Chicago, Waste Wtr. Rev. Bonds, MBIA,
                    5 1/2s, 1/1/30                                                        Aaa             9,986,875
                    Chicago, Wtr. Rev. Bonds, AMBAC
          2,000,000 5 3/4s, 11/1/30                                                       Aaa             2,180,000
          5,000,000 5 1/4s, 11/1/11                                                       Aaa             5,343,750
          2,070,000 5 1/4s, 11/1/10                                                       Aaa             2,220,075
          5,000,000 Regional Trans. Auth. Rev. Bonds, Ser. A,
                    AMBAC, 8s, 6/1/17                                                     Aaa             6,587,500
                                                                                                      -------------
                                                                                                         38,805,063

Indiana (5.9%)
-------------------------------------------------------------------------------------------------------------------
          6,605,000 Center Grove Bldg. Rev. Bonds, AMBAC,
                    5 1/2s, 1/15/26                                                       Aaa             6,753,613
          6,250,000 Fort Wayne, Hosp. Auth. Rev. Bonds
                    (Parkview Hlth. Syst., Inc.), MBIA,
                    4 3/4s, 11/15/28                                                      Aaa             5,710,931
                    Indiana Bond Bk. Rev. Bonds, AMBAC
          3,135,000 5s, 2/1/06                                                            Aaa             3,323,100
          1,750,000 5s, 2/1/05                                                            Aaa             1,846,250
          7,500,000 IN Hlth. Fac. Fin. Auth. Hosp. Rev. Bonds
                    (Columbus Regl. Hosp.), FSA,
                    7s, 8/15/15                                                           Aaa             9,056,250
          5,000,000 Marion Cnty., Convention & Recreation
                    Fac. Auth. Ser. A, AMBAC, 5 3/8s, 6/1/13                              Aaa             5,150,000
                                                                                                      -------------
                                                                                                         31,840,144

Iowa (0.9%)
-------------------------------------------------------------------------------------------------------------------
          4,940,000 Iowa Fin. Auth. Rev. Bonds (Mtge. Backed
                    Securities Program), Ser. B, GNMA/
                    FNMA Coll., 4.7s, 7/1/23                                              Aaa             4,995,575

Kentucky (0.7%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Louisville & Jefferson Cnty., Metropolitan
                    Swr. Dist. Rev. Bonds, MBIA, 5s, 5/15/36                              Aaa             3,855,000

Louisiana (0.8%)
-------------------------------------------------------------------------------------------------------------------
            406,093 East Baton Rouge, Mtge. Fin. Auth. Single
                    Fam. Mtge. Rev. Bonds (Mortgage-Backed
                    Securities Program), Ser. B, GNMA Coll.,
                    8 1/4s, 2/25/11                                                       AAA               420,306
          4,000,000 Lousiana State U. & Agriculture &
                    Mechanical College Rev. Bonds,
                    MBIA, 5 1/2s, 7/1/26                                                  Aaa             4,100,000
                                                                                                      -------------
                                                                                                          4,520,306

Maine (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,390,000 Maine Govt. Fac. Auth. Rev. Bonds,
                    AMBAC, 6s, 10/1/11                                                    Aaa             2,694,725

Massachusetts (3.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 MA Dev. Fin. Agcy. Rev. Bonds, Ser. A, MBIA,
                    5 1/2s, 1/1/11                                                        Aaa             5,356,250
          4,500,000 MA State Hlth. & Edl. Fac. Auth. Rev.
                    Bonds (Harvard Pilgrim Hlth.), Ser. A,
                    FSA, 5s, 7/1/14                                                       Aaa             4,550,625
          2,500,000 MA State Indl. Fin. Agcy. Rev. Bonds
                    (Tufts U.), Ser. H, MBIA, 4 3/4s, 2/15/28                             Aaa             2,309,375
          9,570,000 MA State Tpk. Auth. Met. Hwy. Syst. Rev.
                    Bonds, Ser. A, AMBAC, 4 3/4s, 1/1/34                                  Aaa             8,624,963
                                                                                                      -------------
                                                                                                         20,841,213

Michigan (5.4%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Detroit Econ. Dev. Rev. Bonds, Ser. A,
                    AMBAC, 3.8s, 5/1/05                                                   Aaa            10,137,500
            500,000 Kent Hosp. Fin. Auth. Rev. Bonds
                    (Spectrum Hlth. Care), Ser. A, MBIA,
                    5 1/2s, 1/15/17                                                       Aaa               520,000
          5,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
                    (Mercy Hlth. Svcs.), Ser. A, AMBAC,
                    6s, 8/15/34                                                           Aaa             5,331,250
                    MI State Strategic Fund Ltd. Oblig.
                    Rev. Bonds
          4,000,000 AMBAC, 7s, 5/1/21                                                     Aaa             4,975,000
          2,750,000 Ser. AA, FGIC, 6.95s, 5/1/11                                          Aaa             3,306,875
          3,500,000 MI State Strategic Fund Ltd. Rev. Bonds
                    (Detroit Ed CC Conv), AMBAC,
                    4.85s, 9/1/30                                                         Aaa             3,640,000
          1,065,000 St. Joseph School Dist. G.O., 5 1/2s, 5/1/18                          Aaa             1,104,938
                                                                                                      -------------
                                                                                                         29,015,563

Missouri (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 MO State Hlth. & Edl. Fac. Auth. Hlth. Fac.
                    Rev. Bonds (Heartland Hlth. Sys. Project),
                    AMBAC, 6.35s, 11/15/17                                                Aaa             2,646,425
          5,000,000 Sikeston Elec. Rev. Bonds, MBIA, 6s,
                    6/1/14                                                                Aaa             5,700,000
                                                                                                      -------------
                                                                                                          8,346,425

Nebraska (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 NE Investment Fin. Auth. Hosp. IFB, MBIA,
                    10.197s, 12/8/16                                                      Aaa             3,171,870

Nevada (3.1%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Clark Cnty., Passenger Fac. Rev. Bonds
                    (Las Vegas McCarran Intl.), MBIA,
                    4 3/4s, 7/1/22                                                        Aaa             4,643,750
          7,350,000 Nevada State G.O. Bonds, MBIA, 4 3/4s,
                    5/15/26                                                               AAA             6,762,000
          5,000,000 Truckee Meadows Wtr. Auth. Rev. Bonds,
                    Ser. A, FSA, 5 1/2s, 7/1/10                                           Aaa             5,425,000
                                                                                                      -------------
                                                                                                         16,830,750

New Hampshire (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 NH State Tpk. Sys. IFB, FGIC,
                    10.245s, 11/1/17                                                      Aaa             3,081,250

New Jersey (1.9%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 NJ State Tpk. Auth. FRB, 8 3/8s, 1/1/11
                    (acquired 4/10/00, cost $9,226,080) (RES)                             AAA            10,070,000

New Mexico (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Albuquerque Aprp. Rev. Bonds, AMBAC,
                    5s, 7/1/07                                                            Aaa             1,051,250
            280,000 NM Mtge. Fin. Auth. Single Fam. Mtge.
                    Rev. Bonds, Ser. C, FGIC, 8 1/2s, 7/1/07                              Aaa               281,305
                                                                                                      -------------
                                                                                                          1,332,555

New York (12.2%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev.
                    Bonds, Ser. A, FSA, 5 1/2s, 12/1/13                                   Aaa             4,395,000
          9,340,000 Long Island, Pwr. Auth. Rev. Bond, MBIA,
                    5 1/4s, 4/1/10                                                        Aaa             9,970,450
          4,500,000 Metropolitan Trans. Auth. Fac. Commuter
                    Fac. Rev. Bonds, MBIA, 5.7s, 7/1/17                                   Aaa             4,758,750
          4,165,000 Nassau Cnty., G.O. Bonds, Ser. F, FSA,
                    7s, 3/1/13                                                            Aaa             4,883,463
                    Nassau Cnty., Hlth. Care Syst. Rev. Bonds
                    (Nassau Hlth. Care Corp.), FSA
          4,610,000 6s, 8/1/13                                                            Aaa             5,174,725
          2,285,000 6s, 8/1/12                                                            Aaa             2,573,481
                    NY City, Muni. Wtr. & Swr. Fin. Auth.
                    Rev. Bonds
          7,265,000 Ser. B, FGIC, 7 1/2s, 6/15/11                                         Aaa             9,008,600
          2,735,000 Ser. B , 7 1/2s, 6/15/11                                              Aaa             3,391,400
          3,000,000 Ser. G, FSA, 5s, 6/15/34                                              Aa2             2,906,250
          7,425,000 NY Metropolitan Trans. Auth. Commuter
                    Fac. Rev. Bonds, Ser. A, MBIA, 5.7s,
                    7/1/17                                                                Aaa             7,851,938
          9,750,000 NY State Energy Res. & Dev. Auth. Poll.
                    Control Rev. Bonds (Niagara Mohawk
                    Pwr. Corp.), Ser. A, FGIC, 7.2s, 7/1/29                               Aaa            10,859,063
                                                                                                      -------------
                                                                                                         65,773,120

North Carolina (1.5%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds,
                    MBIA, 5.6s, 1/1/20                                                    Aaa             8,150,000

Ohio (1.8%)
-------------------------------------------------------------------------------------------------------------------
          2,265,000 Cleveland, Pub. Pwr. Syst. Rev. Bonds,
                    AMBAC, 4s, 11/15/05                                                   Aaa             2,347,106
          6,765,000 Cleveland, Wtr. Wks. Rev. Bonds, Ser. J,
                    FSA, 5s, 1/1/06                                                       Aaa             7,204,725
             45,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev.
                    Bonds, Ser. 85-A, FGIC, zero %, 1/15/15                               Aaa                12,544
                                                                                                      -------------
                                                                                                          9,564,375

Pennsylvania (4.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Allegheny Cnty., Port. Auth. Rev. Bonds,
                    FGIC, 5s, 3/1/29                                                      Aaa               973,750
          2,000,000 Keystone Oaks, School Dist. IFB, AMBAC,
                    8.95s, 9/1/16                                                         Aaa             2,165,200
          6,400,000 PA School Dist. G.O., Ser. A, FSA,
                    5 1/2s, 2/1/31                                                        Aaa             6,552,000
         10,000,000 Pennsylvania State Tpk. Comm. Rev.
                    Bonds, AMBAC, 5s, 7/15/41                                             Aaa             9,487,500
          3,000,000 Philadelphia, Regl. Port Auth. Lease IFB
                    (Kidder Peabody), MBIA, 8.15s, 9/1/13                                 Aaa             3,281,250
                                                                                                      -------------
                                                                                                         22,459,700

Puerto Rico (0.8%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. J,
                    MBIA, 5 1/4s, 7/1/14                                                  Aaa             4,320,000

South Carolina (2.0%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. IFB
                    (St. Francis Hosp.-Franciscan Sisters),
                    AMBAC, 7.02s, 8/1/15                                                  Aaa             3,605,000
                    SC Trans. infrastructure Bk. Rev. Bonds,
                    Ser. B, AMBAC
          3,340,000 5 1/4s, 10/1/13                                                       Aaa             3,540,400
          3,170,000 5 1/4s, 10/1/12                                                       Aaa             3,395,863
                                                                                                      -------------
                                                                                                         10,541,263

Tennessee (2.6%)
-------------------------------------------------------------------------------------------------------------------
          6,895,000 Johnson City, Hlth. & Edl. Rev. Bonds
                    (Johnson City Med. Ctr.), MBIA,
                    5 1/2s, 7/1/12                                                        Aaa             7,567,263
          4,840,000 Knox Cnty., Hlth., Ed. & Hsg. Fac. Rev.
                    Bonds (Fort Sanders Alliance), MBIA,
                    5 3/4s, 1/1/14                                                        Aaa             5,299,800
          1,285,000 Putnam Cnty. G.O., FGIC, 5 1/4s, 4/1/15                               Aaa             1,363,706
                                                                                                      -------------
                                                                                                         14,230,769

Texas (5.1%)
-------------------------------------------------------------------------------------------------------------------
            485,000 Austin Arpt. Syst. Rev. Bonds, Ser. A, MBIA,
                    6.1s, 11/15/11 (Prerefunded)                                          Aaa               543,806
          5,195,000 Austin Arpt. Syst. Rev. Bonds, Ser. A, MBIA,
                    6.1s, 11/15/11                                                        Aaa             5,610,600
          6,500,000 Houston Wtr. & Swr. Syst. Rev. Bonds
                    (Jr. Lien), Ser. D, MBIA, 6 1/8s, 12/1/25                             Aaa             7,141,875
          4,500,000 Houston, Arpt. Syst. Rev. Bonds, Ser. A,
                    FSA, 5 1/2s, 7/1/23                                                   Aaa             4,567,500
          3,500,000 Red River Poll. Control Rev. Bonds,
                    AMBAC, 5.2s, 7/1/11                                                   Aaa             3,653,125
          5,000,000 Rio Grande Valley Hlth. Fac. Dev. Corp.
                    Rev. Bonds, MBIA, 6.4s, 8/1/12                                        Aaa             5,186,650
                                                                                                      -------------
                                                                                                         26,703,556

Utah (3.5%)
-------------------------------------------------------------------------------------------------------------------
          4,875,000 Utah State Housing Fin. Agcy. Single Family
                    Mtge. Rev. Bonds, FHA Insd., 6s, 1/1/31                               Aaa             5,009,063
                    UT State Pwr. Supply Rev. Bonds
                    (Intermountain Pwr. Agcy.),
                    Ser. A, MBIA
          4,500,000 6.15s, 7/1/14                                                         Aaa             4,938,750
          7,900,000 6.15s, 7/1/14, (Prerefunded)                                          Aaa             8,917,125
                                                                                                      -------------
                                                                                                         18,864,938

Washington (6.7%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Clark Cnty., Pub. Util. Rev. Bonds
                    (Dist. No. 1), AMBAC, 5 1/2s, 1/1/11                                  Aaa             3,258,750
         10,000,000 Port of Seattle Ser. A, FGIC, 5 1/2s, 10/1/22                         Aaa            10,287,500
          4,750,000 Port of Seattle Rev. Bonds, Ser. A, FGIC,
                    5s, 4/1/31                                                            Aaa             4,554,063
                    WA State Pub. Pwr. Supply Syst.
                    Rev. Bonds
          6,000,000 (Nuclear No. 3), Ser. B, MBIA,
                    7 1/8s, 7/1/16                                                        Aaa             7,395,000
          5,000,000 (Nuclear No. 1), 5.7s, 7/1/09                                         Aaa             5,381,250
          4,900,000 WA State Hlth Care Facs. Auth. VRDN
                    (VA Mason Med. Ctr.), Ser. B,
                    1.2s, 2/15/27                                                         VMIG1           4,900,000
                                                                                                     --------------
                                                                                                         35,776,563
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $509,498,453) (b)                                        $  537,927,885
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $537,931,828.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at Report January 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $509,498,454, resulting in gross unrealized appreciation and depreciation of $30,396,832 and $1,967,401, respectively, or net unrealized appreciation of $28,429,431.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2002 was $14,105,938 or 2.6% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January
      31, 2002.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at January 31, 2002, which are subject to change based on the terms of the security.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at January 31, 2002.

      The fund had the following industry group concentrations greater than 10% at January 31, 2002 (as a percentage of net assets):

            Transportation       21.9%
            Water & Sewer        19.8
            Utilities            16.3
            Health care          13.7

      The fund had the following insurance concentrations greater than 10% at January 31, 2002 (as a percentage of net assets):

            MBIA                 34.5%
            AMBAC                26.0
            FGIC                 16.1
            FSA                  12.4

------------------------------------------------------------------------------
Futures Contracts Outstanding at January 31, 2002
                               Aggregate Face  Expiration      Unrealized
                  Total Value       Value        Date         Appreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Short)     $6,872,250     $6,883,166      Mar-02         $10,916
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $509,498,453) (Note 1)    $537,927,885
-------------------------------------------------------------------------------------------
Cash                                                                              2,267,929
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    5,595,983
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              384,543
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,140,412
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             22,687
-------------------------------------------------------------------------------------------
Total assets                                                                    547,339,439

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               792,692
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  6,617,813
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,448,149
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        228,108
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           53,051
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       39,440
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,067
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              183,869
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               43,422
-------------------------------------------------------------------------------------------
Total liabilities                                                                 9,407,611
-------------------------------------------------------------------------------------------
Net assets                                                                     $537,931,828

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $512,559,097
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         62,445
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (3,130,062)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       28,440,348
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding      $537,931,828

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($343,565,891 divided by 22,661,434 shares)                                          $15.16
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $15.16)*                              $15.92
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($181,912,568 divided by 11,981,432 shares) +                                        $15.18
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($10,688,699 divided by 703,851 shares) +                                            $15.19
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,764,670 divided by 116,091 shares)                                               $15.20
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $15.20)**                             $15.71
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended January 31, 2002 (Unaudited)
Tax exempt interest income:                                                     $14,070,390
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,355,396
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      221,465
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   11,410
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,541
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               336,722
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               624,634
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                53,176
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 4,213
-------------------------------------------------------------------------------------------
Other                                                                                70,217
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,683,774
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (57,012)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,626,762
-------------------------------------------------------------------------------------------
Net investment income                                                            11,443,628
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  4,757,168
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     186,277
-------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                                        (32,000)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the period                                                                (5,866,360)
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (954,915)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $10,488,713
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       January 31          July 31
                                                                            2002*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $11,443,628      $23,428,052
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                        4,911,445        2,438,096
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              (5,866,360)      20,287,875
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   10,488,713       46,154,023
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (7,410,843)     (13,809,283)
--------------------------------------------------------------------------------------------------
   Class B                                                             (3,806,633)      (9,442,698)
--------------------------------------------------------------------------------------------------
   Class C                                                               (190,073)        (141,909)
--------------------------------------------------------------------------------------------------
   Class M                                                                (34,498)        (112,433)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       8,314,958        4,963,060
--------------------------------------------------------------------------------------------------
Total increase in net assets                                            7,361,624       27,610,760

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   530,570,204      502,959,444
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment of
$62,445 and $60,864, respectively)                                   $537,931,828     $530,570,204
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                        Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.18       $14.52       $14.72       $15.40       $15.50       $14.94
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .34          .71          .73          .72          .74(c)       .79
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.02)         .66         (.20)        (.56)        (.04)         .67
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .32         1.37          .53          .16          .70         1.46
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.34)        (.71)        (.73)        (.72)        (.73)        (.80)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.12)        (.07)        (.10)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.34)        (.71)        (.73)        (.84)        (.80)        (.90)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.16       $15.18       $14.52       $14.72       $15.40       $15.50
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.12*        9.63         3.86         0.96         4.63        10.09
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $343,566     $322,302     $260,637     $243,845     $230,283     $219,265
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .41*         .83          .81          .94          .94          .92
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.22*        4.74         5.15         4.65         4.80         5.22
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.03*       36.91        22.45        35.60        40.38        36.13
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                        Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.20       $14.54       $14.74       $15.42       $15.52       $14.96
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .31          .65          .68          .72          .77(c)       .74
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.02)         .66         (.20)        (.56)        (.04)         .68
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .29         1.31          .48          .16          .73         1.42
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.31)        (.65)        (.68)        (.72)        (.76)        (.76)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.12)        (.07)        (.10)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.31)        (.65)        (.68)        (.84)        (.83)        (.86)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.18       $15.20       $14.54       $14.74       $15.42       $15.52
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.89*        9.18         3.44         1.00         4.83         9.76
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $181,913     $196,934     $238,508     $327,920     $336,286     $339,354
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .64*        1.23         1.21          .90          .74         1.22
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.98*        4.34         4.75         4.69         5.00         4.93
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.03*       36.91        22.45        35.60        40.38        36.13
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                             For the period
Per-share                           January 31                           July 26, 1999+
operating performance              (Unaudited)      Year ended July 31     to July 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.21       $14.53       $14.72       $14.83
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income                    .28          .59          .62          .01
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.02)         .68         (.19)        (.11)
----------------------------------------------------------------------------------------
Total from
investment operations                    .26         1.27          .43         (.10)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.28)        (.59)        (.62)        (.01)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --
----------------------------------------------------------------------------------------
Total distributions                     (.28)        (.59)        (.62)        (.01)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.19       $15.21       $14.53       $14.72
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.71*        8.89         3.11        (0.66)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $10,689       $9,638       $1,123           $1
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .81*        1.63         1.61          .03*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.82*        3.88         4.33          .08*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.03*       36.91        22.45        35.60
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           January 31
operating performance               (Unaudited)                        Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.22       $14.56       $14.76       $15.39       $15.50       $14.94
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .32          .66          .69          .66          .69(c)       .74
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.02)         .67         (.20)        (.51)        (.04)         .67
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .30         1.33          .49          .15          .65         1.41
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.32)        (.67)        (.69)        (.66)        (.69)        (.75)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.12)        (.07)        (.10)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.32)        (.67)        (.69)        (.78)        (.76)        (.85)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.20       $15.22       $14.56       $14.76       $15.39       $15.50
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.97*        9.28         3.55         0.91         4.24         9.76
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,765       $1,696       $2,692       $1,866       $1,835         $892
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .56*        1.13         1.11         1.24         1.24         1.22
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.07*        4.45         4.82         4.35         4.50         4.87
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.03*       36.91        22.45        35.60        40.38        36.13
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
January 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax-Free Insured Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or equivalent, or are backed by the U.S. government.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended January 31, 2002, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2001, the fund had a capital loss carryover of approximately $3,748,000 available to offset future capital gains, if any, which will expire on July 31, 2008.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam LLC, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended January 31, 2002, the fund's expenses were reduced by $57,012 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $860 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.75%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. Prior to December 1, 2001, the class B rate was 0.60% of average net assets.

For the six months ended January 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $21,283 and $105 from the sale of class A and class M shares, respectively, and received $168,749 and $5,759 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended January 31, 2002, Putnam Retail Management, acting as underwriter received $3,859 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $190,949,941 and $168,963,049, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At January 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,915,585        $ 44,394,778
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  312,205           4,760,070
---------------------------------------------------------------------------
                                             3,227,790          49,154,848

Shares
repurchased                                 (1,794,282)        (27,254,480)
---------------------------------------------------------------------------
Net increase                                 1,433,508        $ 21,900,368
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,509,633        $ 82,302,345
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  596,086           8,895,020
---------------------------------------------------------------------------
                                             6,105,719          91,197,365

Shares
repurchased                                 (2,823,409)        (42,106,916)
---------------------------------------------------------------------------
Net increase                                 3,282,310        $ 49,090,449
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,070,601        $ 16,370,792
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  139,312           2,127,533
---------------------------------------------------------------------------
                                             1,209,913          18,498,325

Shares
repurchased                                 (2,181,451)        (33,279,961)
---------------------------------------------------------------------------
Net decrease                                  (971,538)       $(14,781,636)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,975,077        $ 29,580,630
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  365,339           5,453,217
---------------------------------------------------------------------------
                                             2,340,416          35,033,847

Shares
repurchased                                 (5,787,174)        (86,447,281)
---------------------------------------------------------------------------
Net decrease                                (3,446,758)       $(51,413,434)
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    360,089         $ 5,510,090
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   11,370             173,530
---------------------------------------------------------------------------
                                               371,459           5,683,620

Shares
repurchased                                   (301,476)         (4,556,839)
---------------------------------------------------------------------------
Net increase                                    69,983         $ 1,126,781
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    600,353          $9,052,641
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    7,653             114,892
---------------------------------------------------------------------------
                                               608,006           9,167,533

Shares
repurchased                                    (51,420)           (774,167)
---------------------------------------------------------------------------
Net increase                                   556,586          $8,393,366
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     16,627           $ 252,955
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,668              25,502
---------------------------------------------------------------------------
                                                18,295             278,457

Shares
repurchased                                    (13,610)           (209,012)
---------------------------------------------------------------------------
Net increase                                     4,685           $  69,445
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     44,299         $   652,693
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,363              65,291
---------------------------------------------------------------------------
                                                48,662             717,984

Shares
repurchased                                   (122,139)         (1,825,305)
---------------------------------------------------------------------------
Net decrease                                   (73,477)        $(1,107,321)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


PUTNAM IS A LEADER IN
GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With more than 60 years of experience, Putnam now has over $339 billion in assets under management, 124 mutual funds, over 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to the role of the financial advisor, who continually provides sound, sensible guidance, information, and expertise to help investors reach their financial goals.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Tax-Free Insured Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA043-79243  035/438/629  3/02



Putnam
Tax-Free
High Yield
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

In the troubled environment that prevailed during the semiannual period ended January 31, 2002, Putnam Tax-Free High Yield Fund was able to deliver above-average income returns at only slight cost in net asset value. Since most shareholders invest in the fund because of its emphasis on income, we hope they will find the tradeoff worthwhile, especially given the safety factors that are built into the fund's investment strategy.

On the following pages, your fund's management team lays out the challenges it confronted during the period and explains in detail how it addressed them. We believe the rationale is sound and the fund is on solid ground as it moves into the fiscal year's second half.

As you will note in this report, we are now listing the team responsible for the fund's management rather than individual team members. This change reflects Putnam's belief that mutual funds are more effectively overseen by teams than by individuals.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 13, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

Market conditions became less friendly toward bonds with lower credit ratings over the first half of Putnam Tax-Free High Yield Fund's 2002 fiscal year, resulting in a mildly unfavorable semiannual period for the fund. The tragic events of September 11th prompted a classic flight to quality by investors. Responding to the risks of a national emergency and war, investors were less willing to hold bonds that were below investment grade, a type of credit that your fund owns in order to generate an attractive level of income. September 11th secondarily dealt a blow to an already weakening economy. When the economy slows, many state and municipal issuers of tax-exempt bonds collect less money in taxes and may need to pay out more, hurting their financial condition.

During the semiannual period, your fund continued to pay an attractive level of tax-exempt income as shown on page 8, but its total return was below the average of funds in the Lipper high-yield municipal bond category because of the fund's relatively larger weighting in bonds with lower credit ratings. For the same reason, the fund's return also lagged its benchmark, the Lehman Municipal Bond Index, which has much less exposure to bonds with lower credit ratings.

Total return for 6 months ended 1/31/02

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   0.12%  -4.65%   -0.13%  -4.98%   -0.21%  -1.18%   -0.03%  -3.28%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care                       34.6%

Transportation                    12.4%

Utilities                          9.3%

Forest and
paper products                     6.8%

Housing                            5.4%

Footnote reads:
*Based on net assets as of 1/31/02. Holdings will vary over time.


* FUND MAINTAINED EMPHASIS ON INCOME

Your fund pursues a high level of tax-exempt income by maintaining a diversified portfolio of tax-exempt bonds with substantial exposure to higher-yielding issues rated below investment grade. The fund has been income-oriented throughout its history, but in the last several years we have increased the fund's positions in these higher-yielding bonds. We choose to enhance yield by adding credit risk. This is consistent with the mandate of the fund and differs from strategies that focus on longer-term bonds (which can also offer higher yields, but which are more sensitive to fluctuations in interest rates). We believe we can manage credit risk effectively because at Putnam we have a large staff of credit analysts who can perform in-depth research on tax-exempt issues.

During the fiscal period, approximately 50%-55% of assets were committed to investment-grade bonds while approximately 45%-50% of assets were maintained in below investment-grade bonds. This mix of assets is what we expect to maintain in most conditions, because it positions your fund to generate an attractive yield above the average of tax-exempt high-yield funds but without taking more aggressive credit risks than most peers.

The fund's dividend rate yield of approximately 6% is especially attractive to investors in the highest tax-bracket who can benefit the most from tax-exempt income. For investors in the highest tax bracket, the fund's yield is the approximate equivalent of a 10% yield on a taxable instrument, which is in the range of what corporate high-yield bonds currently generate. Yet your fund, with more than half of assets in investment-grade bonds, carries less credit risk than a corporate high-yield bond fund.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 23.3%

Aa/AA -- 3.6%

A -- 6.3%

Baa/BBB -- 18.4%

Ba/BB -- 21.9%

B -- 16.6%

Other -- 6.9%

VMIGI -- 3.0%

Footnote reads:
*As a percentage of market value as of 1/31/02. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* MARKET GREW MORE RISK AVERSE BUT HUNGERED FOR YIELD

The drop in prices across the lower-rated credit tiers during the past six months represented a trend reversal. In preceding months, credit yield spreads -- the difference in yield between low-quality and high-quality bonds -- had been narrowing as investors showed greater interest in bonds rated BBB and below. Much of this demand resulted from the rapid reduction in short-term interest rates by the U.S. Federal Reserve Board. In early 2001, investors had been able to earn more than 6% on cash instruments. As the year wore on and short-term rates continued to fall, the yield curve steepened and investors had to move into other assets, such as longer-maturity bonds or even high-yield instruments, to earn attractive yields.

Following September 11th, sudden risk aversion caused credit yield spreads to widen again. With higher-quality bonds in strong demand, we considered it an opportune time to sell some of the fund's investment-grade holdings and selectively add carefully researched higher-yielding bonds. We felt confident because of this lesson of history: Financial markets tend to overreact to national emergencies in the short term. We have seen evidence of this as the stock market declined sharply in September, only to rally strongly from October through December.

In this context, we relied on our research to identify lower-rated bonds that were priced low enough to compensate our investors for any long-term risks. We decided to buy American Airlines bonds issued in Texas and Delta Airlines bonds issued in Kentucky for the Cincinnati/Northern Kentucky airport. The airline industry suffered more than the rest of the economy in the aftermath of September 11th, but our research indicated that the Delta bonds offered an attractive opportunity. We purchased the position systematically by buying small amounts over several days. Because the price was volatile, this helped in lowering the cost basis of the holdings.

* SECTOR DECISIONS WERE GUIDED BY LONG-TERM POTENTIAL

We were cognizant of the risks of the recession during the period, but we considered it unnecessary to respond with a significant adjustment to the portfolio. Our greatest concern involved industrial development bonds issued for projects in the metals and paper industries. The paper industry bonds included those issued for Boise Cascade projects by International Falls, Minnesota and for Stone Container by Savannah, Georgia. The metal industry bonds included those issued for Inland Steel Company by Illinois. They performed poorly during the period but these losses remained unrealized because we decided not to sell the bonds. (The fund's unrealized losses during the period and overall are shown in the accounting statements on pages 29 and 30.) We believe the metal and paper industry bonds are likely to appreciate when the economy recovers. While paper and forest product bonds make up a little more than 5% of the portfolio, the metal-industry bonds are a much smaller position.

"The terrorist attacks of Sept. 11 exacerbated what had already been an extended slowdown, pushing the national economy into recession. As a result, many states are being confronted by higher expenses -- increasing unemployment claims, new security and public health initiatives -- at a time when they are taking in fewer tax dollars than predicted."

-- www.stateline.org, January 28, 2002

Fund Profile

Putnam Tax-Free High Yield Fund seeks to provide a high level of current income free from federal income tax. By investing in a nationally diversified portfolio of lower-rated higher-yielding municipal bonds and drawing on Putnam's in-depth credit research, the fund offers an opportunity to benefit from these bonds' income potential while seeking to manage their accompanying credit risk. The fund is intended for income-oriented investors seeking tax-advantaged income who are willing to accept some credit risk.

The fund's largest sector weightings continue to be in health-care issues such as hospitals and nursing homes. We continue to favor them because they pay relatively higher yields than other sectors. The health-care sector carries a set of risks quite distinct from the economic cycle. It is attractive for investors because demand for health care is growing as the U.S. population ages and new facilities and treatments are made available. The risks of the sector are linked to the ability of the federal and state governments to continue to expand Medicare and Medicaid at a rate that keeps pace with price inflation of health-care services and with the growth of the elderly population. Lately, the recession has motivated states to hold down health-care spending. The federal budget put forward by the Bush administration has not slashed federal health-care funding, but also has not provided increases that had been anticipated.

* FUND POSITIONED TO BENEFIT FROM ECONOMIC RECOVERY

As we enter the second half of the fund's fiscal year, we consider the fund to be in a good position to benefit as an economic recovery takes root, though we do not anticipate an extremely robust recovery or an upsurge in inflation. Nevertheless, economically sensitive holdings, and the fund's emphasis on BB-rated bonds would be in line to benefit from a narrowing of yield spreads, as investors become less concerned about a flight to high-quality bonds. We are managing interest-rate and yield-curve risk in a moderate way so that these risks of the fund are not unusual relative to its benchmark. We continue to be confident that solid credit research offers us the best possibility of solid overall performance and above-average yield.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/02, there is no guarantee the fund will continue to hold these securities in the future. Lower-rated bonds may offer higher yields in return for more risk.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 1/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (9/20/93)       (9/9/85)        (2/1/99)        (12/29/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          0.12%  -4.65%  -0.13%  -4.98%  -0.21%  -1.18%  -0.03%  -3.28%
------------------------------------------------------------------------------
1 year            3.44   -1.50    2.93   -1.93    2.70    1.72    3.14   -0.22
------------------------------------------------------------------------------
5 years          22.18   16.37   18.87   17.05   17.34   17.34   20.36   16.43
Annual average    4.09    3.08    3.52    3.20    3.25    3.25    3.78    3.09
------------------------------------------------------------------------------
10 years         73.82   65.52   65.52   65.52   60.38   60.38   68.55   63.07
Annual average    5.68    5.17    5.17    5.17    4.84    4.84    5.36    5.01
------------------------------------------------------------------------------
Annual average
(Life of fund)    7.22    6.90    6.90    6.90    6.36    6.36    7.02    6.80
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/02

                            Lehman Municipal          Consumer
                               Bond Index           price index
------------------------------------------------------------------------------
6 months                         2.42%                 0.11%
------------------------------------------------------------------------------
1 year                           5.90                  1.08
------------------------------------------------------------------------------
5 years                         35.78                 11.42
Annual average                   6.31                  2.19
------------------------------------------------------------------------------
10 years                        92.96                 28.60
Annual average                   6.79                  2.55
------------------------------------------------------------------------------
Annual average
(Life of fund)                   8.26                  3.08
------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and class M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/02

                     Class A         Class B       Class C        Class M
------------------------------------------------------------------------------
Distributions
(number)                 6               6             6              6
------------------------------------------------------------------------------
Income               $0.416744       $0.383866     $0.363224      $0.396860
------------------------------------------------------------------------------
Capital gains 1          --              --            --             --
------------------------------------------------------------------------------
  Total              $0.416744       $0.383866     $0.363224      $0.396860
------------------------------------------------------------------------------
Share value:       NAV       POP        NAV           NAV       NAV      POP
------------------------------------------------------------------------------
7/31/01          $13.39    $14.06     $13.41        $13.39    $13.39   $13.84
------------------------------------------------------------------------------
1/31/02           12.99     13.64      13.01         13.00     12.99    13.43
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2             6.43%     6.12%      5.93%         5.62%     6.14%    5.94%
------------------------------------------------------------------------------
Taxable
equivalent 3      10.47      9.97       9.66          9.15     10.00     9.67
------------------------------------------------------------------------------
Current 30-day
SEC yield 4        5.75      5.47       5.24          4.92      5.44     5.26
------------------------------------------------------------------------------
Taxable
equivalent 3       9.36      8.91       8.53          8.01      8.86     8.57
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 38.6% federal tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines


TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                    Class A         Class B         Class C         Class M
(inception dates)  (9/20/93)       (9/9/85)        (2/1/99)        (12/29/94)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          0.68%  -4.08%   0.36%  -4.52%   0.28%  -0.70%   0.46%  -2.83%
------------------------------------------------------------------------------
1 year            3.96   -0.97    3.44   -1.45    3.13    2.15    3.65    0.25
------------------------------------------------------------------------------
5 years          21.79   16.01   18.48   16.65   16.87   16.87   19.98   16.07
Annual average    4.02    3.01    3.45    3.13    3.17    3.17    3.71    3.02
------------------------------------------------------------------------------
10 years         73.04   64.81   64.86   64.86   59.46   59.46   67.84   62.40
Annual average    5.64    5.12    5.13    5.13    4.78    4.78    5.31    4.97
------------------------------------------------------------------------------
Annual average
(Life of fund)    7.21    6.89    6.89    6.89    6.34    6.34    7.01    6.79
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
January 31, 2002 (Unaudited)


KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
TRAN                -- Tax Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (97.7%) (a)
PRINCIPAL AMOUNT                                                                     RATING (RAT)             VALUE
Alabama (1.7%)
-------------------------------------------------------------------------------------------------------------------
$         5,000,000 Anninston Indl. Dev. Rev. Bonds
                    (Hoover Group, Inc.), 8 1/2s, 9/1/10                                  B-/P       $    5,000,000
         10,000,000 Jackson Cnty., Hlth. Care Auth. Hosp.
                    Rev. Bonds, 5.7s, 5/1/19                                              BBB-            8,687,500
          1,905,000 Jackson Cnty., Hlth. Care Auth. Hosp.
                    TRAN, 7 7/8s, 5/1/19                                                  AAA/P           2,128,838
                    Jefferson Cnty., Hosp. IFB, MBIA
          3,500,000 9.242s, 10/23/14                                                      Aaa             3,742,130
          1,500,000 6.436s, 10/23/14                                                      Aaa             1,704,930
          3,750,000 Jefferson Cnty., Swr. Rev. Bonds (Rites-PA),
                    Ser. 487 R, IFB, FGIC, 8.2s, 2/1/38
                    (acquired 3/23/99, cost $4,290,150) (RES)                             AAA             4,035,938
                                                                                                      -------------
                                                                                                         25,299,336

Alaska (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,605,000 AK State Hsg. Fin. Corp., IFB,
                    (Rites-PA 192), 9.1s, 12/1/35
                    (acquired 10/22/97, cost $1,707,720) (RES)                            AA/P            1,637,100
         10,000,000 AK State Hsg. Fin. Corp., IFB, MBIA,
                    Ser. 332, 9.51s, 12/1/19
                    (acquired 3/3/98, $11,113,800) (RES)                                  AAA            10,675,000
                                                                                                      -------------
                                                                                                         12,312,100

Arizona (2.3%)
-------------------------------------------------------------------------------------------------------------------
          9,250,000 Casa Grande Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande, Regl. Med. Ctr.), Ser. A,
                    7 5/8s, 12/1/29                                                       B/P             9,608,438
          6,625,000 Cochise Cnty., Indl. Dev. Auth.
                    Multi-Fam. Mtge. (Sierra Vista
                    Regl. Hlth. Ctr.), 7 3/4s, 12/1/30                                    BB+/P           7,237,813
          1,535,000 Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Sierra Vista Cmnty. Hosp.),
                    Ser. A, 6 3/4s, 12/1/26                                               BB+/P           1,504,300
          1,400,000 Maricopa Cnty., Poll. Control
                    Rev. Bonds, VRDN, Ser. F,
                    1 1/4s, 5/1/29                                                        VMIG1           1,400,000
          6,000,000 Phoenix, Indl. Dev. Auth. Arpt. Fac.
                    Rev. Bonds (America West Airlines),
                    6 1/4s, 6/1/19                                                        Ca              2,520,000
          5,500,000 Pima Cnty., Indl. Dev. Auth. Hlth. Care Fac.
                    Rev. Bonds, Ser. A, 8 1/2s, 11/15/32                                  B/P             5,582,500
          3,625,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.),
                    Ser. B, 8 1/8s, 12/1/22                                               B/P             4,123,438
          2,300,000 Scottsdale, Indl. Dev. Auth. 1st Mtge.
                    Rev. Bonds (Westminister Village),
                    Ser. A, 8s, 6/1/11                                                    BB-/P           2,423,625
                                                                                                      -------------
                                                                                                         34,400,114

Arkansas (1.9%)
-------------------------------------------------------------------------------------------------------------------
          7,600,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            8,160,500
                    Northwest Regl. Arpt. Auth. Rev. Bonds
         15,650,000 7 5/8s, 2/1/27                                                        BB/P           15,923,875
          3,000,000 7s, 2/1/10                                                            BB/P            2,977,500
                                                                                                      -------------
                                                                                                         27,061,875

California (9.1%)
-------------------------------------------------------------------------------------------------------------------
                    ABAG Fin. Auth. COP
                    (American Baptist Homes), Ser. A
          5,000,000 5.85s, 10/1/27                                                        BB+             4,381,250
          3,000,000 5 3/4s, 10/1/17                                                       BB+             2,707,500
         14,000,000 Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                    (Pub. Impts.), Ser. C, FSA, zero %, 9/1/36                            Aaa             2,047,500
          5,000,000 CA Poll. Control Fin. Auth. Rev. Bonds
                    (Laidlaw Environmental), Ser. A,
                    6.7s, 7/1/07 (In default) (NON)                                       D/P               100,000
          2,570,000 Colton, Cmnty. Fac. Dist. Special Tax Bonds
                    (MT. Vernon Corridor), 7 1/2s, 9/1/20                                 B-/P            2,740,263
          8,000,000 Corona, COP (Vista Hosp. Syst.), Ser. B,
                    9 1/2s, 7/1/20 (In default) (NON)                                     D/P             2,960,000
          8,000,000 Gilroy, Project Rev. Bonds
                    (Bonfante Gardens Pk.), 8s, 11/1/25                                   B/P             7,810,000
          5,000,000 Los Angeles, Wastewater Syst. IFB, FGIC,
                    7.566s, 11/1/06 (acquired 11/8/93,
                    cost $5,417,200) (RES)                                                Aaa             5,693,750
                    Los Angeles, Regl. Arpt. Impt. Corp. Lease
                    Rev. Bonds
          5,700,000 (Air Canada), 8 3/4s, 10/1/14                                         B3              5,749,875
          5,070,000 (United Airlines, Inc.), 6 7/8s, 11/15/12                             B+              3,973,613
                    Redondo Beach, Redev. Agcy.
                    Multi-Fam. Hsg. Rev. Bonds
                    (Heritage Point)
          2,995,000 Ser. B, 8 1/2s, 9/1/23                                                BBB-/P          3,066,131
          4,880,000 Ser. A, 6 1/2s, 9/1/23                                                BBB-/P          5,026,400
          5,000,000 San Bernardino Cnty., COP (Med. Ctr. Fin.),
                    Ser. A, MBIA, 6 1/2s, 8/1/17                                          Aaa             5,950,000
         21,000,000 San Bernardino Cnty., IF COP
                    (PA-100-Med. Ctr. Fin.), MBIA,
                    6 1/2s, 8/1/28 (acquired 6/27/95,
                    cost $22,664,040) (RES)                                               AAA/P          27,221,238
         10,000,000 San Luis Obispo, COP
                    (Vista Hosp. Syst., Inc.), 8 3/8s, 7/1/29
                    (In default) (NON)                                                    D/P             3,700,000
          9,650,000 Southern CA Pub. Pwr. Auth. IFB
                    (Transmission), 8.773s, 7/1/12                                        Aa3            10,234,018
          8,220,000 Sunnyvale, Special Tax Rev. Bonds
                    (Cmnty. Facs. Dist. No. 1),
                    7 3/4s, 8/1/32                                                        BB-/P           8,353,575
         19,100,000 Vallejo, COP (Marine World Foundation),
                    7.2s, 2/1/26                                                          BBB-/P         19,768,500
         10,115,000 Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                               BB              9,508,100
          1,500,000 Valley Hlth. Syst. Hosp. Rev. Bonds
                    (Refunding & Impt.), Ser. A,
                    6 1/2s, 5/15/25                                                       BB              1,344,375
                                                                                                      -------------
                                                                                                        132,336,088

Colorado (2.4%)
-------------------------------------------------------------------------------------------------------------------
         13,000,000 Arapahoe Cnty., Cap. Impt. Trust Fund
                    Hwy. Rev. Bonds, Ser. E-470,
                    7s, 8/31/26 (SEG)                                                     Aaa            15,112,500
          1,500,000 CO Springs Hosp. Rev. Bonds,
                    6 3/8s, 12/15/30                                                      A3              1,550,625
                    CO State Edl. Fac. Auth. Rev. Bonds
                    (Ocean Journey, Inc.)
         11,000,000 8 3/8s, 12/1/26                                                       BB/P           10,628,750
          5,000,000 8.3s, 12/1/17                                                         BB/P            4,825,000
          2,400,000 Northwest Parkway Pub. Hwy. Auth.
                    Rev. Bonds, Ser. D, 7 1/8s, 6/15/41                                   BBB-            2,451,000
                                                                                                      -------------
                                                                                                         34,567,875

Connecticut (2.3%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 CT State Dev. Auth. Poll. Control
                    Rev. Bonds (Western MA Electric Co.),
                    Ser. A, 5.85s, 9/1/28                                                 A3              6,075,000
                    CT State Dev. Auth. Rev. Bonds
                    (East Hills Woods)
          4,818,286 Ser. A, 7 3/4s, 11/1/17                                               CCC/P           4,179,863
            457,428 Ser. B, zero %, 3/1/21                                                CCC/P              73,188
          5,000,000 CT State HFA Yale U. Ed. Fac. Auth. VRDN,
                    Ser. V-2, 1.4s, 7/1/36                                                VMIG1           5,000,000
          5,600,000 CT State HFA Yale U. Ed. Fac. Auth. VRDN,
                    Ser. V-1, 1.4s, 7/1/36                                                VMIG1           5,600,000
          5,500,000 CT State Hlth. & Edl. Fac. Auth. IFB
                    (Yale U.), 9.09s, 6/10/30                                             Aaa             5,755,860
          6,500,000 CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Edgehill), Ser. A, 6 7/8s, 7/1/27                                    AAA/P           7,336,875
                                                                                                      -------------
                                                                                                         34,020,786

District of Columbia (4.1%)
-------------------------------------------------------------------------------------------------------------------
         17,000,000 DC, G.O. Bonds, Ser. A, 6 3/8s, 6/1/26                                AAA            19,380,000
                    DC, Rev. Bonds (National Public Radio)
          4,400,000 7.7s, 1/1/23                                                          AAA/P           4,712,356
          2,500,000 7 5/8s, 1/1/18                                                        AAA/P           2,675,800
         18,570,000 DC, Rev. Bonds COP, 7.3s, 1/1/13                                      BBB            19,332,856
                    DC, Tobacco Settlement Fin. Corp.
                    Rev. Bonds
          8,000,000 6 3/4s, 5/15/40                                                       A1              8,530,000
          5,500,000 6 1/2s, 5/15/33                                                       A1              5,967,500
                                                                                                      -------------
                                                                                                         60,598,512

Florida (4.1%)
-------------------------------------------------------------------------------------------------------------------
          9,260,000 Brevard Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Courtenay Springs Village),
                    7 3/4s, 11/15/24                                                      AAA/P          10,718,450
          5,180,000 FL State Gen. Svcs. FRB, FSA,
                    Ser. 414A, 8 1/4s, 7/1/11
                    (acquired 9/2/98, $6,687,794) (RES)                                   AAA/P           6,546,225
         24,000,000 Hernando Cnty., Indl. Dev. Rev. Bonds
                    (FL Crushed Stone Co.),
                    8 1/2s, 12/1/14                                                       A-/P           25,980,000
          3,770,000 Palm Beach Cnty., Student Hsg.
                    Rev. Bonds (Palm Beach
                    Cmnty. College), Ser. A, 8s, 3/1/23                                   B-/P            3,704,025
          3,380,000 Putnam Cnty., Pwr., VRDN, 1 1/4s, 9/1/24                              VMIG1           3,380,000
                    Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                    (FL Terminals Inc.), Ser. A
          3,125,000 7 3/4s, 5/1/21                                                        BB/P            3,023,438
          2,880,000 7 1/2s, 5/1/15                                                        BB/P            2,815,200
          4,000,000 St. Johns Cnty., FL Hlth. Care Indl. Dev.
                    Auth. Rev. Bonds (Glenmoor St. Johns
                    Project), Ser. A, 8s, 1/1/30                                          B+/P            4,100,000
                                                                                                      -------------
                                                                                                         60,267,338

Georgia (3.2%)
-------------------------------------------------------------------------------------------------------------------
          5,100,000 Cobb Cnty., Dev. Auth. Indl. Dev.
                    Rev. Bonds (Boise Cascade Corp.),
                    7s, 9/1/14                                                            Baa3            5,227,500
          3,400,000 Effingham Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Pacific Corp.), 6 1/2s, 6/1/31                                       Baa3            3,302,250
          9,500,000 Forsyth Cnty., Dev. Auth. Indl. Dev.
                    Rev. Bonds (Hoover Group Inc.),
                    8 1/2s, 12/1/05                                                       Ba3             9,500,000
          6,000,000 Forsyth Cnty., Hosp. Auth. Rev. Bonds
                    (GA Baptist Hlth. Care Syst.),
                    6 3/8s, 10/1/28                                                       B/P             5,715,000
                    Rockdale Cnty., Dev. Auth. Solid Waste
                    Disp. Rev. Bonds (Visay Paper, Inc.)
          6,875,000 7 1/2s, 1/1/26                                                        BB+/P           6,978,125
         12,630,000 7.4s, 1/1/16                                                          BB+/P          12,866,813
          3,160,000 Savannah, Econ. Dev. Auth. Poll. Control
                    Rev. Bonds (Stone Container Corp.),
                    8 1/8s, 7/1/15                                                        B/P             3,294,300
                                                                                                      -------------
                                                                                                         46,883,988

Illinois (5.1%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, O'Hare Intl. Arpt. Rev. Bonds
                    (United Air Lines, Inc.)
          5,000,000 Ser. A, 6 3/4s, 11/1/11                                               Caa1            3,150,000
          2,700,000 Ser. B, 5.2s, 4/1/11                                                  B+              1,518,750
          7,000,000 Chicago, O'Hare Intl. Arpt. Special Fac.
                    Rev. Bonds (United Airlines, Inc.),
                    Ser. C, 6.3s, 5/1/16                                                  Caa1            3,780,000
          2,135,000 Chicago, Waste Wtr. Rev. Bonds, MBIA,
                    5 1/2s, 1/1/20                                                        Aaa             2,263,100
          5,000,000 Chicago, Wtr. Rev. Bonds, AMBAC,
                    5 3/4s, 11/1/30                                                       Aaa             5,450,000
          3,000,000 East Chicago, Ind. Exempt Fac. Rev. Bonds
                    (Ispat Inland, Inc.), 7s, 1/1/14                                      CCC-              540,000
                    East Chicago, Poll. Control Rev. Bonds
                    (Inland Steel Co.)
         12,000,000 7 1/8s, 6/1/07                                                        CCC-            2,160,000
         14,295,000 6.8s, 6/1/13                                                          CCC+            3,573,750
                    Huntley, Special Tax Rev. Bonds
                    (Svc. Area No. 9), Ser. A
          2,765,000 (Svc. Area No. 9), Ser. A, 7 3/4s, 3/1/28                             BB+/P           2,868,688
          3,025,000 (Svc. Area No. 8), 7 3/4s, 3/1/29                                     BB/P            3,168,688
          4,053,000 (Svc. Area No. 9), Ser. A, 6.45s, 3/1/28                              BB+/P           3,799,688
          5,000,000 IL Dev. Fin. Auth. Retirement Hsg. Rev.
                    Bonds (Regency Park-Lincolnwood),
                    Ser. A, 10 1/4s, 4/15/19 (In default) (NON)                           D/P             4,250,000
          1,100,000 IL Dev. Fin. Auth. Rev. Bonds
                    (Mercy Hsg. Corp.), 7s, 8/1/24                                        Baa1            1,237,500
                    IL Hlth. Fac. Auth. Rev. Bonds
          1,585,000 (Cmnty. Rehab. Providers Fac.),
                    8 1/4s, 8/1/12                                                        BBB             1,629,380
          4,470,000 (Cmnty. Rehab. Providers Fac.),
                    Ser. A, 7 7/8s, 7/1/20                                                AAA/P           5,235,488
          3,065,000 (Cmnty. Rehab. Providers Fac.),
                    Ser. A, 7 1/2s, 3/1/14                                                AAA/P           3,402,150
          5,580,000 (Victor C. Neumann Associates),
                    7 1/4s, 7/1/18                                                        B/P             5,349,825
            540,000 (Cmnty. Rehab. Providers Fac.),
                    Ser. A, 7 1/4s, 3/1/04                                                B/P               567,000
          3,000,000 (Glen Oaks Med. Ctr.),
                    Ser. B, 7s, 11/15/19                                                  AAA             3,285,000
          3,000,000 (Hindsdale Hosp.), Ser. A, 7s, 11/15/19                               Baa1            3,285,000
          5,000,000 (Glen Oaks Med. Ctr.), Ser. B,
                    6.95s, 11/15/13                                                       AAA             5,950,000
          5,170,000 (Hindsdale Hosp.), Ser. A,
                    6.95s, 11/15/13                                                       Baa1            6,152,300
          2,410,000 (Cmnty. Rehab. Providers Fac.),
                    Ser. A, 2.237s, 7/1/20                                                D/P             1,614,700
                                                                                                      -------------
                                                                                                         74,231,007

Indiana (0.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Indianapolis, Arpt. Auth. Special Fac.
                    Rev. Bonds (United Airlines, Inc.),
                    Ser. A, 6 1/2s, 11/15/31                                              B+              3,025,000
          2,700,000 Plainfield Indl. Econ. Dev. Rev. Bonds
                    (Earl M. Jorgensen Co.), 8 1/2s, 9/1/04                               B-/P            2,772,441
                                                                                                      -------------
                                                                                                          5,797,441

Iowa (2.0%)
-------------------------------------------------------------------------------------------------------------------
                    IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Care Initiatives)
         22,000,000 9 1/4s, 7/1/25                                                        BBB-/P         27,142,500
          1,220,000 9.15s, 7/1/09                                                         BBB-/P          1,442,650
            200,000 Marion Cnty., 1st Mtge. Rev. Bonds
                    (AHF/Kentucky Iowa, Inc.),
                    5 1/8s, 1/1/20                                                        D/P               120,000
                                                                                                      -------------
                                                                                                         28,705,150

Kentucky (1.2%)
-------------------------------------------------------------------------------------------------------------------
         12,000,000 Kenton Cnty., Arpt. Board Rev. Bonds
                    (Delta Airlines Project A),
                    7 1/8s, 2/1/21                                                        BB+            11,550,000
          4,775,000 Kenton Cnty., Arpt. Board Special Fac.
                    Rev. Bonds (Delta Airlines, Inc.),
                    Ser. A, 7 1/2s, 2/1/20                                                BB+             4,727,250
          1,175,000 Lexington-Fayette Cnty., Urban Govt.
                    1st Mtge. Rev. Bonds (AHF/Kentucky
                    Iowa, Inc.), 5 1/8s, 1/1/20                                           D/P               705,000
                                                                                                      -------------
                                                                                                         16,982,250

Louisiana (4.8%)
-------------------------------------------------------------------------------------------------------------------
          7,165,000 Hodge, Combined Util. Rev. Bonds
                    (Stone Container Corp.), 9s, 3/1/10                                   B/P             7,179,760
          7,000,000 LA Hlth. Ed. Auth. Rev. Bonds
                    (Lambert House), Ser. A, 6.2s, 1/1/28                                 B+/P            5,967,500
          5,335,000 LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
                    Rev. Bonds (St. James Place), Ser. A,
                    8s, 11/1/19                                                           B-/P            5,528,394
          7,750,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
                    (Lake Charles Memorial Hosp. Project),
                    8 5/8s, 12/1/30                                                       B+/P            7,934,063
         10,000,000 Lake Charles, Harbor & Term Dist. Port
                    Fac. Rev Bonds (Trunkline Co.),
                    7 3/4s, 8/15/22                                                       A3             10,542,100
          7,000,000 Port of New Orleans, Indl. Dev.
                    Rev. Bonds (Continental Grain Co.),
                    7 1/2s, 7/1/13                                                        BB-             7,280,000
          8,000,000 St. James Parish, Solid Waste Disp.
                    Rev. Bonds (Kaiser Aluminum),
                    7 3/4s, 8/1/22                                                        B-/P            5,600,000
         19,000,000 W. Feliciana Parish, Solid Waste Disp.
                    Rev. Bonds (Kaiser Aluminum),
                    7.7s, 12/1/14                                                         Ba1            19,713,260
                                                                                                      -------------
                                                                                                         69,745,077

Maine (0.5%)
-------------------------------------------------------------------------------------------------------------------
          7,500,000 Rumford Solid Waste Disp. Rev. Bonds
                    (Boise Cascade Corp.), 6 7/8s, 10/1/26                                Baa3            7,378,125

Maryland (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,490,000 Denton, 1st Mtge. Rev. Bonds
                    (Shore Nursing Rehab. Ctr.),
                    9s, 4/1/20                                                            CCC/P           2,483,775
          5,000,000 Howard Cnty. Rev. Bonds,
                    Ser. A, 8s, 5/15/29                                                   BB-/P           5,018,750
                                                                                                      -------------
                                                                                                          7,502,525

Massachusetts (4.2%)
-------------------------------------------------------------------------------------------------------------------
                    Atlas Boston Tax Exempt Rev. Bonds
          3,170,000 Ser. 99-1, 7 1/4s, 1/1/35
                    (acquired 11/18/99, cost $3,170,000) (RES)                            B-/P            3,288,875
          6,000,000 Ser. 1, 6.65s, 1/1/35 (acquired 11/18/99,
                    cost $6,000,000) (RES)                                                BB+/P           6,240,000
                    MA State Dev. Fin. Agcy. Rev. Bonds
          4,160,000 (Alden Place), 6 3/4s, 7/1/30                                         B/P             3,775,200
          6,040,000 (Merrimack Place), 6 3/4s, 7/1/30                                     B/P             5,224,600
          5,600,000 MA State Hlth. & Edl. Fac. Auth. Higher Ed.
                    Fac. Auth. Rev. Bonds IFB (Boston U.),
                    Ser. L, MBIA, 9.289s, 7/1/25                                          Aaa             5,902,344
          2,900,000 MA State Hlth. & Edl. Fac. Auth. IFB
                    (St. Elizabeth Hosp.), Ser. E, FSA,
                    10.17s, 8/12/21                                                       Aaa             3,028,180
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          4,900,000 (Winchester Hosp.), Ser. E,
                    6 3/4s, 7/1/30                                                        BBB             5,096,000
          5,850,000 (UMass Memorial), Ser. C,
                    6 5/8s, 7/1/32                                                        Baa2            6,010,875
          2,200,000 Ser. E, 6 1/4s, 10/1/31                                               BBB+            2,202,750
          4,500,000 (Hlth. Care Syst. Covenant Hlth.),
                    Ser. E, 6s, 7/1/31                                                    A-              4,366,755
                    MA State Indl. Fin. Agcy. Rev. Bonds
          8,800,000 (Orchard Cove, Inc.), U. S. Govt. Coll.,
                    9s, 5/1/22                                                            AAA/P           9,219,408
          5,000,000 (Evanswood Bethzatha Corp.),
                    8s, 1/15/27 (In default) (NON)                                        D/P             2,650,000
          3,500,000 (1st. Mtge. Evanswood Bethzatha-A),
                    7 7/8s, 1/15/20 (In default) (NON)                                    CCC/P           1,855,000
          1,995,000 (Sr. Living Fac. Forge Hill), 7s, 4/1/17                              B/P             1,835,400
                                                                                                      -------------
                                                                                                         60,695,387

Michigan (4.6%)
-------------------------------------------------------------------------------------------------------------------
          2,364,000 Ann Arbor, Econ. Dev. Corp. Ltd. Oblig.
                    Rev. Bonds (Glacier Hills Inc.),
                    8 3/8s, 1/15/19 (SEG)                                                 AAA/P           3,005,235
         19,475,000 Detroit, Local Dev. Fin. Auth. Tax Increment
                    G.O. Bonds, Ser. A, 9 1/2s, 5/1/21                                    BBB+/P         21,446,844
          4,100,000 Detroit, Local Dev. Fin. Auth. Tax Increment
                    Rev. Bonds, Ser. A, 5 1/2s, 5/1/21                                    BB-             3,526,000
                    Garden Cty., Hosp. Fin. Auth. Rev. Bonds
          3,000,000 (Garden City Hosp.), Ser. A,
                    5 3/4s, 9/1/17                                                        B1              2,152,500
          3,000,000 (Garden City Hosp. OB Group),
                    Ser. A, 5 5/8s, 9/1/10                                                B1              2,452,500
          9,550,000 MI State Strategic Fund Solid Waste Disp.
                    Rev. Bonds (Genesee Pwr. Station),
                    7 1/2s, 1/1/21                                                        BB+/P           9,585,813
          7,500,000 MI State Strategic Fund Ltd. Oblig. IFB,
                    MBIA, zero %, 9/1/25 (acquired 3/9/98,
                    cost $9,018,750) (RES)                                                AAA             9,056,250
          7,500,000 MI State Strategic Fund Resource Recvy.
                    Oblig. Rev. Bonds (Central Wayne
                    Energy Rec.), Ser. A, 7s, 7/1/27                                      CCC/P           4,500,000
          5,000,000 Midland Cnty., Econ. Dev. Corp. Rev. Bonds,
                    6 3/4s, 7/23/09                                                       BB+             5,237,500
          5,600,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                        B-/P            4,046,000
          4,000,000 Wayne Charter Cnty., Special Arpt. Fac.
                    Rev. Bonds (Northwest Airlines, Inc.),
                    6s, 12/1/29                                                           B+/P            2,700,000
                                                                                                      -------------
                                                                                                         67,708,642

Minnesota (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Brooklyn Ctr. VRDN, 1.35s, 12/1/07                                    VMIG1           1,000,000
          2,715,000 Chaska, Indl. Dev. Rev. Bonds
                    (Lifecore Biomedical, Inc.),
                    10 1/4s, 9/1/20                                                       BB/P            2,860,035
          5,000,000 Intl. Falls, Env. Fac. Rev. Bonds
                    (Boise Cascade Corp.), 7.2s, 10/1/24                                  Baa3            5,131,250
          3,700,000 Minneapolis & St. Paul Metropolitan Arpt.
                    Comm. Special Fac. Rev. Bonds
                    (North West Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B+/P            2,904,500
          2,200,000 Minneapolis, Rev. Bonds
                    (Walker Methodist Sr. Svcs.),
                    Ser. A, 6s, 11/15/28                                                  BB-/P           1,936,000
          3,145,000 Minneapolis, Single Family Rev. Bonds
                    (Phase V), FNMA Coll. & GNMA Coll.,
                    6 1/4s, 4/1/22                                                        Aaa             3,266,869
                                                                                                      -------------
                                                                                                         17,098,654

Mississippi (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,340,000 Mississippi Bus. Fin. Corp. Poll. Control
                    Rev. Bonds (Syst. Energy Resources, Inc.),
                    5.9s, 5/1/22                                                          BBB-            1,286,400

Missouri (0.3%)
-------------------------------------------------------------------------------------------------------------------
          4,130,000 Kansas City, Indl. Dev. Auth. Hosp. VRDN
                    (Research Hlth. Svcs. Syst.), MBIA,
                    1 1/2s, 10/15/14                                                      VMIG1           4,130,000

Montana (0.3%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 MT State Board Inv. Exempt Fac.
                    Rev. Bonds (Still Water Mining Project),
                    8s, 7/1/20                                                            Ba2             4,100,000

Nebraska (1.1%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Kearney, Indl. Dev. Rev. Bonds
                    (Great Platte River Road),
                    6 3/4s, 1/1/28                                                        B-/P              600,000
          2,000,000 NE Investment Fin. Auth. Hosp.
                    (Bishop Clarkson Mem. Hosp.), IFB,
                    MBIA, 10.197s, 12/8/16                                                Aaa             2,114,580
         12,100,000 NE Investment Fin. Auth. Single Fam. Mtge.
                    IFB, Ser. D, GNMA Coll., 8.881s, 3/24/26                              Aaa            12,644,500
                                                                                                      -------------
                                                                                                         15,359,080

Nevada (1.0%)
-------------------------------------------------------------------------------------------------------------------
         15,000,000 Las Vegas, Monorail Rev. Bonds (2nd Tier),
                    7 3/8s, 1/1/40                                                        BB-/P          15,018,750

New Hampshire (2.2%)
-------------------------------------------------------------------------------------------------------------------
                    NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          8,900,000 (1st. Mtge.-Rivermead Peterborough),
                    8 1/2s, 7/1/24                                                        AAA            10,223,875
          5,900,000 (Havenwood-Heritage Heights),
                    7.35s, 1/1/18                                                         BB/P            6,121,250
          3,000,000 (Rivermead at Peterborough),
                    5 3/4s, 7/1/28                                                        BB/P            2,591,250
          2,950,000 (Lakes Region Hosp.), 5 3/4s, 1/1/08                                  A-/P            2,894,688
          8,551,027 NH State Bus. Fin. Auth. Poll. Control &
                    Solid Waste Rev. Bonds
                    (Crown Paper Co.), 7 3/4s, 1/1/22
                    (In default) (NON)                                                    D/P             1,325,409
                    NH State Bus. Fin. Auth. Rev. Bonds
          2,500,000 (Alice Peck Day Hlth. Syst.), Ser. A,
                    7s, 10/1/29                                                           BB+/P           2,390,625
          4,000,000 (Franklin Regl. Hosp. Assn.), Ser. A,
                    6.05s, 9/1/29                                                         BB/P            3,135,000
          3,550,000 (Proctor Academy), Ser. A, 5.6s, 6/1/28                               Baa2            3,465,688
                                                                                                      -------------
                                                                                                         32,147,785

New Jersey (4.1%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Camden Cnty., Impt. Auth. Rev. Bonds,
                    8.4s, 4/1/24 (In default) (NON)                                       CCC/P           4,250,000
          5,250,000 NJ Econ. Dev. Auth. Assisted Living
                    Rev. Bonds (Meridian Assisted Living),
                    6 3/4s, 8/1/30                                                        B/P             4,337,813
                    NJ Econ. Dev. Auth. Rev. Bonds
          7,000,000 (Winchester Gardens), Ser. A,
                    8 5/8s, 11/1/25                                                       B+/P            7,306,250
         10,000,000 (Continental Air Lines, Inc.),
                    7s, 11/15/30                                                          BB-             8,775,000
         12,000,000 (Newark Arpt. Marriot Hotel),
                    7s, 10/1/14                                                           Ba3            12,435,000
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          8,500,000 (New Seasons of Mt. Arlington),
                    Ser. A, 8 3/4s, 7/1/30                                                B/P             8,893,125
          4,000,000 (Trinitas Hosp. Oblig. Group),
                    7 1/2s, 7/1/30                                                        Baa3            4,260,000
          4,000,000 NJ State Hsg. & Mtge. Fin. Agcy.
                    Rev. Bonds, Ser. I, 9.242s, 11/1/07
                    (acquired various dates 2/11/93 to
                    8/24/95, cost $4,143,120) (RES)                                       A+/P            4,242,520
          4,000,000 Salem Cnty., Indl. Poll Ctrl. Fin. Auth.
                    Rev. Bonds, 8.841s, 10/1/29
                    (acquired 10/28/94, cost $3,785,680) (RES)                            Aaa             4,860,000
                                                                                                      -------------
                                                                                                         59,359,708

New Mexico (0.6%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 Farmington, Poll. Control Rev. Bonds
                    (Tucson Elec. Pwr Co. San Juan),
                    Ser. A, 6.95s, 10/1/20                                                Ba3             9,348,750

New York (8.8%)
-------------------------------------------------------------------------------------------------------------------
          3,300,000 Colonie, Indl. Dev. Agcy. Rev. Bonds
                    (Cap. Compost & Waste), Ser. A,
                    6 3/4s, 6/1/21                                                        B/P             2,718,375
                    Metropolitan Trans. Auth. Svcs. Contract
                    Fac. Rev. Bonds
          4,000,000 (Commuter Fac.), Ser. O, 5 3/4s, 7/1/13                               AA-             4,460,000
          8,250,000 (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                                 AA-             9,198,750
          6,820,000 Metropolitan Trans. Auth. Fac. FRB,
                    8.27s, 4/1/12 (acquired 4/27/00,
                    cost $7,955,530) (RES)                                                A3              8,942,725
          1,575,000 Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (North Shore Hlth. Syst. Project D),
                    5 1/4s, 11/1/07                                                       BB+/P           1,567,125
          8,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds
                    (NY City U. Project), AMBAC, 5s,
                    7/1/41                                                                Aaa             7,720,000
          4,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds
                    (Field Hotel Assoc.), 6s, 11/1/28                                     B/P             3,575,000
          6,280,000 NY City, Rev. Bonds, 6s, 8/1/06
                    (acquired 9/12/97, cost $7,384,526) (RES)                             AAA/P           7,693,000
          9,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds
                    (Paper Inc.), 7.8s, 1/1/16                                            B+/P            9,438,750
                    NY City, Muni. Assistance Corp. IFB,
          5,000,000 Ser. 337A, 8.2s, 7/1/07
                    (acquired 3/19/98, cost $6,169,900) (RES)                             AA/P            6,187,500
          5,000,000 Ser. 337B, 8.2s, 7/1/08
                    (acquired 3/19/98, cost $6,225,100) (RES)                             AA/P            6,175,000
          8,000,000 NY State Energy Res. & Dev. Auth.
                    Poll. Control IFB, FGIC, 8.671s, 7/1/29
                    (acquired 12/19/94, cost $8,353,120) (RES)                            Aaa             9,820,000
         11,185,000 NY State Env. Fac. Corp. Poll. Control
                    Rev. Bonds (PA 198), MBIA, 7.95s,
                    6/15/10 (acquired 10/22/97,
                    cost $13,449,963) (RES)                                               AAA            14,176,988
          5,500,000 NY State Med. Care Fac. Fin. Agcy.
                    Rev. Bonds (NY Hosp.), Ser. A, AMBAC,
                    6 1/2s, 8/15/29                                                       Aaa             6,215,000
          5,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard, LLC), 7s, 11/1/30                                 BB-/P           5,218,750
                    Suffolk Cnty., Indl. Dev. Agcy. Civic Fac.
                    Rev. Bonds (Southampton Hosp. Assn.)
          8,000,000 Ser. B, 7 5/8s, 1/1/30                                                B-/P            8,110,000
          3,500,000 Ser. A, 7 1/4s, 1/1/30                                                B-/P            3,425,625
         14,000,000 Triborough Bridge & Tunnel Auth.
                    Rev. Bonds, Ser. A, 5s, 1/1/32                                        Aa3            13,492,500
                                                                                                      -------------
                                                                                                        128,135,088

North Carolina (0.5%)
-------------------------------------------------------------------------------------------------------------------
          5,600,000 Charlotte Special Fac. Rev. Bonds
                    (Douglas Intl. Arpt.-US Awy.),
                    7 3/4s, 2/1/28                                                        B-/P            2,492,000
          4,330,000 Metropolitan Pier & Exposition Auth.
                    Dedicated State Tax Rev. Bonds, Ser. A,
                    MBIA, 1s, 12/15/16                                                    Aaa             2,008,038
          3,000,000 NC Med. Care Cmnty. Hlth. Care Facs.
                    Rev. Bonds (1st Mtge. - Presbyterian
                    Homes), 7s, 10/1/31                                                   BB+/P           3,120,000
                                                                                                      -------------
                                                                                                          7,620,038

Ohio (0.4%)
-------------------------------------------------------------------------------------------------------------------
                    Hamilton Cnty., Rev. Bonds, Ser. B, AMBAC
         19,685,000 zero %, 12/1/26                                                       Aaa             5,068,888
          4,000,000 zero %, 12/1/24                                                       Aaa             1,160,000
          6,150,000 OH State Solid Waste Rev. Bonds
                    (CSC Ltd.), 8 1/2s, 8/1/22 (In default) (NON)                         D/P                30,750
                                                                                                      -------------
                                                                                                          6,259,638

Oklahoma (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 OK Dev. Fin. Auth. Indl. Dev. Rev. Bonds
                    (Doane Products Co.), 6 1/4s, 7/15/23                                 B/P             2,426,250
          9,500,000 OK Dev. Fin. Auth. Rev. Bonds
                    (Hillcrest Hlth. Care), Ser. A,
                    5 5/8s, 8/15/29                                                       B2              7,006,250
          6,000,000 Ottawa Cnty., Fin. Auth. Indl. Rev. Bonds
                    (Doane Products Co.), 7 1/4s, 6/1/17                                  B/P             5,692,500
                                                                                                      -------------
                                                                                                         15,125,000

Oregon (0.9%)
-------------------------------------------------------------------------------------------------------------------
         14,600,000 Multnomah Cnty., Hosp. Fac. Auth.
                    Rev. Bonds (Terwilliger Plaza Project),
                    6 1/2s, 12/1/29                                                       BB-/P          13,304,250

Pennsylvania (5.0%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 Allegheny Cnty., Hosp. Dev. Auth.
                    Rev. Bonds (Hlth. Syst.), Ser. B,
                    9 1/4s, 11/15/15                                                      B1              7,393,750
          4,535,000 Allegheny Cnty., Indl. Dev. Auth. Arpt.
                    Special Fac. Rev. Bonds (U.S. Airways),
                    Ser. B, 8 1/2s, 3/1/21                                                CCC+            2,902,400
          3,500,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            3,758,125
         12,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
                    (Office & Pkg.), Ser. A, 6s, 1/15/25                                  CCC/P           8,859,375
                    PA Econ. Dev. Fin. Auth. Qualified Res.
                    Properties Rev. Bonds
          4,400,000 (RSI Properties/Buttler, LLC), Ser. A,
                    8s, 9/1/27 (In default) (NON)                                         D/P             2,794,000
          3,500,000 (RSI Properties/Greensburg, LLC),
                    Ser. B, 8s, 9/1/27 (In default) (NON)                                 D/P             2,222,500
          2,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds
                    (Amtral Project), Ser. A, 6 3/8s, 11/1/41                             A3              2,017,500
                    PA State Econ. Dev. Fin. Auth. Resource
                    Recvy. Rev. Bonds
         13,000,000 (Colver), Ser. E, 8.05s, 12/1/15                                      BBB-/P         13,893,750
          7,250,000 (Northampton Generating),
                    Ser. A, 6.6s, 1/1/19                                                  BBB-            7,322,500
          2,500,000 PA State Higher Ed. Assistance Agcy.
                    Student Loan IFB, AMBAC,
                    8.405s, 9/3/26                                                        Aaa             2,606,250
          4,760,000 Philadelphia, Wtr. & Wastewtr. Rev. Bonds,
                    FGIC, 10s, 6/15/05                                                    Aaa             5,813,150
          5,000,000 Philadelphia, Auth. Indl. Dev. Special Fac.
                    Rev. Bonds (U.S. Airways, Inc.),
                    8 1/8s, 5/1/30                                                        B-/P            2,175,000
                    Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                    Rev. Bonds
          4,995,707 (Graduate Hlth. Syst.), 7 1/4s, 7/1/18
                    (In default) (NON)                                                    Ca                  6,245
          5,450,000 (Jeanses Hosp. Project), 5 7/8s, 7/1/17                               Baa2            5,041,250
                    Scranton, G.O. Bonds, Ser. C
          3,060,000 7.1s, 9/1/31                                                          BB/P            3,082,950
          1,000,000 7s, 9/1/22                                                            BB/P            1,011,250
          2,600,000 West Shore Area Hosp. Auth. Rev. Bonds
                    (Holy Spirit Hosp.), 6 1/4s, 1/1/32                                   BBB+            2,567,500
                                                                                                      -------------
                                                                                                         73,467,495

Puerto Rico (0.3%)
-------------------------------------------------------------------------------------------------------------------
          4,600,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. J,
                    MBIA, 5 1/4s, 7/1/15                                                  Aaa             4,933,500

South Carolina (3.8%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Charleston Cnty., Indl. Rev. Bonds
                    (Zeigler Coal Holding), 6.95s, 8/10/28
                    (In default) (NON)                                                    D/P             5,200,000
                    Connector 2000 Assn. Inc. Toll Road
                    Rev. Bonds (Cap. Appn. Sub.), Ser. C
          4,465,000 zero %, 1/1/21                                                        BB+/P             932,069
          5,500,000 zero %, 1/1/20                                                        BB+/P           1,244,375
          4,200,000 zero %, 1/1/14                                                        BB+/P           1,575,000
          4,100,000 zero %, 1/1/13                                                        BB+/P           1,665,625
          1,000,000 zero %, 1/1/12                                                        BB+/P             441,250
          9,760,000 Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Stone Container Corp.), 7 3/8s, 2/1/07                               B/P             9,869,800
          5,215,000 SC Toll Road Rev. Bonds
                    (Southern Connector Project),
                    Ser. A, 5 3/8s, 1/1/38                                                BBB-            3,969,919
          3,800,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
                    Rev. Bonds (Palmetto Hlth. Alliance),
                    Ser. A, 7 3/8s, 12/15/21                                              Baa2            4,118,250
         10,355,000 SC Jobs Econ. Dev. Auth. Rev. Bonds
                    (St. Francis Hosp.-Franciscan Sisters),
                    7s, 7/1/15                                                            Baa2           11,429,331
          9,000,000 SC Tobacco Settlement Rev. Mgt.
                    Rev. Bonds, Ser. B, 6 3/8s, 5/15/30                                   A1              9,483,750
          5,000,000 Spartanburg Cnty., Hosp. Fac. IFB, FSA,
                    9.303s, 4/13/22                                                       Aaa             5,323,700
                                                                                                      -------------
                                                                                                         55,253,069

Tennessee (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Elizabethton, Hlth. & Edl. Facs. Board
                    Rev. Bonds (Hosp. Ref. & Impt.),
                    Ser. B, 8s, 7/1/33                                                    Baa2            1,098,750
                    Johnson City, Hlth. & Edl. Fac. Hosp. Board
                    Rev. Bonds (Mountain States Hlth.)
         17,000,000 Ser. A, 7 1/2s, 7/1/33                                                Baa2           17,956,250
          7,000,000 Ser. A, 7 1/2s, 7/1/25                                                Baa2            7,393,750
                                                                                                      -------------
                                                                                                         26,448,750

Texas (4.9%)
-------------------------------------------------------------------------------------------------------------------
          5,350,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Retirement), Ser. A,
                    5.9s, 11/15/25                                                        BB+/P           4,480,625
          5,000,000 Amarillo, Hlth. Fac. Corp. Rev. Bonds
                    (Sears Panhandle Retirement),
                    Ser. B, 7 3/4s, 8/15/26                                               AAA             5,968,750
          4,885,000 Cherokee Cnty., Hlth. Fac. Dev. Corp.
                    Rev. Bonds (Nancy Travis
                    Memorial Hosp.), 10s, 5/15/13                                         AAA/P           5,143,172
         10,000,000 Dallas Cnty., G.O. Bonds (Flood Control
                    Dist. (SEG)1), 8.5s, 4/1/16                                           D/P            10,000,000
          3,900,000 Harris Cnty., Hlth. Facs. Dev. Corp.
                    Rev. Bonds (Christus Health),
                    Ser. A, 5 3/4s, 7/1/14                                                Aaa             4,075,500
          6,070,000 Houston Cmnty. College Syst. Rev. Bonds,
                    Ser. A, MBIA, 5 3/8s, 4/15/17                                         Aaa             6,267,275
         12,560,000 Houston, Hotel Occupancy Rev. Bonds
                    (Cap. Appn. Convention), Ser. B,
                    AMBAC, zero %, 9/1/32                                                 Aaa             2,229,400
         15,500,000 Houston, Wtr. & Swr. Syst. Rev, Ser. A,
                    FSA, zero %, 12/1/19                                                  Aaa             5,909,375
          3,700,000 Lone Star Arpt. Impt. Auth. VRDN,
                    (American Airlines) 1.2s, 12/1/14                                     VMIG1           3,700,000
          5,500,000 Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Memorial Hlth. Syst. of East TX),
                    5.7s, 2/15/28                                                         BBB-            4,413,750
          5,265,000 Round Rock, Hotel Occupancy Tax
                    Rev. Bonds (Convention Ctr. Complex),
                    5.85s, 12/1/24                                                        BB/P            5,074,144
          6,250,000 Tomball, Hosp. Auth. Rev. Bonds,
                    6 1/8s, 7/1/23                                                        Baa2            6,046,875
          7,050,000 TX State Hsg. & Cmnty. Affairs
                    Home Mtge. IFB, Ser. C, FNMA Coll. &
                    GNMA Coll., 9.967s, 7/2/24                                            AAA             8,556,938
                                                                                                      -------------
                                                                                                         71,865,804

Utah (--%)
-------------------------------------------------------------------------------------------------------------------
          5,500,000 Tooele Cnty., Poll. Control Rev. Bonds
                    (Laidlaw Enviromental), Ser. A,
                    7.55s, 7/1/27 (In default) (NON)                                      D/P               110,000

Virginia (1.8%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Henrico Cnty., Indl. Dev. Auth. IFB
                    (Bon Secours Hlth. Syst.),
                    FSA, 8.988s, 8/23/27                                                  Aaa             2,442,500
         10,435,000 Hopewell, Indl. Dev. Rev. Bonds
                    (Stone Container Corp.),
                    8 1/4s, 6/1/16                                                        B/P            10,797,825
          6,500,000 Pocahontas Parkway Assn. Toll Rd.
                    Rev. Bonds, Ser. A, 5 1/2s, 8/15/28                                   Baa3            4,923,750
          9,010,000 Suffolk, Redev. & Hsg. Auth. Rev. Bonds
                    (Beach-Oxford Apts.), 6 1/4s, 10/1/33                                 BB-/P           8,491,925
                                                                                                      -------------
                                                                                                         26,656,000

Washington (2.1%)
-------------------------------------------------------------------------------------------------------------------
          7,850,000 Port of Seattle, Special Fac. Rev. Bonds
                    (Northwest Airlines Project),
                    7 1/4s, 4/1/30                                                        B+/P            6,397,750
          3,500,000 Spokane Cnty., Indl. Corp. Solid Waste
                    Disp. Rev. Bonds (Kaiser Aluminum &
                    Chemical Corp.), 7.6s, 3/1/27                                         B-/P            2,450,000
         10,000,000 WA State Hlth. Care Facs. Auth. VRDN
                    (Fred Hutchinson Cancer),
                    1 1/2s, 1/1/23                                                        VMIG1          10,000,000
          1,200,000 WA State Hlth. Care Facs. Auth. VRDN
                    (VA Mason Med. Ctr.), Ser. B,
                    1.2s, 2/15/27                                                         VMIG1           1,200,000
          7,550,000 WA State Hlth. Care Facs. Auth. VRDN
                    (Fred Hutchinson Cancer), Ser. A,
                    1 1/2s, 1/1/18                                                        VMIG1           7,550,000
          5,500,000 Washington Cnty., Hsg. & Redev.
                    Auth. Rev. Bonds (Healtheast),
                    5 1/2s, 11/15/27                                                      BB+             3,698,750
                                                                                                      -------------
                                                                                                         31,296,500

West Virginia (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,045,000 Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
                    Assn., Inc.), 6.1s, 5/1/29                                            BB+        $    4,136,900
          5,000,000 Weirton, Poll. Control Rev. Bonds
                    (Weirton Steel Corp.),
                    8 5/8s, 11/1/14                                                       CCC               900,000
                                                                                                      -------------
                                                                                                          5,036,900
                                                                                                      -------------
                    Total Municipal Bonds and Notes
                    (cost $1,502,221,573)                                                            $1,429,854,775

PREFERRED STOCKS (1.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          8,000,000 Charter Mac. Equity Trust 144A Ser. A,
                    6.625% cum. pfd.                                                                 $    8,260,000
          8,000,000 MuniMae Tax Exempt Bond Subsidiary,
                    LLC 144A Ser. B, 7 3/4s                                                               8,570,000
                                                                                                      -------------
                    Total Preferred Stocks (cost $16,000,000)                                        $   16,830,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,518,221,573) (b)                                      $1,446,684,775
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,464,038,035.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at January 31, 2002, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $1,518,221,573, resulting in gross unrealized appreciation and depreciation of $69,429,836 and $140,966,634, respectively, or net unrealized depreciation of $71,536,798.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2002, was $136,492,109 or 9.3% of net assets.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at January
      31, 2002.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The fund had the following industry group concentrations greater than 10% at January 31, 2002 (as a percentage of net assets):

             Health care      34.6%
             Transportation   12.4




------------------------------------------------------------------------------
Futures Contracts Outstanding at January 31, 2002 (Unaudited)
                                      Aggregate Face  Expiration   Unrealized
                       Total Value        Value          Date     Appreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Long)           $17,076,500     $16,775,460      Mar-02      $301,040
------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,518,221,573) (Note 1)                                    $1,446,684,775
-------------------------------------------------------------------------------------------
Cash                                                                              1,563,897
-------------------------------------------------------------------------------------------
Interest receivable                                                              24,986,298
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              992,471
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      741,497
-------------------------------------------------------------------------------------------
Total assets                                                                  1,474,968,938

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                56,375
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             3,474,632
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  4,388,505
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,547,449
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        708,743
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          217,253
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        92,464
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,042
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              397,622
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               45,818
-------------------------------------------------------------------------------------------
Total liabilities                                                                10,930,903
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,464,038,035

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,630,094,742
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      2,681,137
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                            (97,502,086)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (71,235,758)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,464,038,035

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,119,634,630 divided by 86,179,074 shares)                                        $12.99
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $12.99)*                              $13.64
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($323,316,863 divided by 24,844,791 shares)**                                        $13.01
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($9,593,168 divided by 738,185 shares)**                                             $13.00
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($11,493,374 divided by 884,494 shares)                                              $12.99
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.99)***                            $13.43
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended January 31, 2002 (Unaudited)
Tax exempt interest income:                                                    $ 55,678,318
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,282,511
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      608,955
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    60,192
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     12,546
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,142,934
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,228,167
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                38,832
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                27,867
-------------------------------------------------------------------------------------------
Other                                                                               240,503
-------------------------------------------------------------------------------------------
Total expenses                                                                    7,642,507
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (46,465)
-------------------------------------------------------------------------------------------
Net expenses                                                                      7,596,042
-------------------------------------------------------------------------------------------
Net investment income                                                            48,082,276
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  2,061,211
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     575,836
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and futures contracts during the period                                         (49,266,904)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (46,629,857)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $  1,452,419
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       January 31          July 31
                                                                            2002*             2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   48,082,276   $   89,930,111
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                        2,637,047        9,906,018
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                        (49,266,904)       2,945,251
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                                         1,452,419      102,781,380
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income
   Class A                                                            (35,642,927)     (67,697,852)
--------------------------------------------------------------------------------------------------
   Class B                                                            (10,063,028)     (20,712,111)
--------------------------------------------------------------------------------------------------
   Class C                                                               (210,635)        (263,441)
--------------------------------------------------------------------------------------------------
   Class M                                                               (331,136)        (650,000)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (11,635,512)     (66,694,318)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (56,430,819)     (53,236,342)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 1,520,468,854    1,573,705,196
--------------------------------------------------------------------------------------------------
End of period (including undistributed
net investment income of $2,681,137
and $846,587, respectively)                                        $1,464,038,035   $1,520,468,854
--------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                       Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                       2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.39       $13.27       $14.13       $14.61       $14.56       $14.05
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .43          .80          .80          .81          .80(c)       .84
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.41)         .11         (.85)        (.48)         .06          .52
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .02          .91         (.05)         .33          .86         1.36
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.42)        (.79)        (.81)        (.81)        (.81)        (.85)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.42)        (.79)        (.81)        (.81)        (.81)        (.85)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.99       $13.39       $13.27       $14.13       $14.61       $14.56
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.12*        7.10         (.24)        2.25         6.08         9.97
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,119,635   $1,145,710   $1,114,842   $1,157,920     $934,747     $625,602
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .45*         .88          .86          .87          .88          .85
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.27*        6.01         5.95         5.56         5.60         5.94
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  7.49*       17.95        12.05        12.16        39.62        56.22
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                   Six months
                                      ended
Per-share                           January 31
operating performance              (Unaudited)                     Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                       2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.41       $13.29       $14.15       $14.62       $14.56       $14.05
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .40          .73          .73          .74          .73(c)       .75
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.42)         .12         (.86)        (.47)         .05          .51
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.02)         .85         (.13)         .27          .78         1.26
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.38)        (.73)        (.73)        (.74)        (.72)        (.75)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.38)        (.73)        (.73)        (.74)        (.72)        (.75)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.01       $13.41       $13.29       $14.15       $14.62       $14.56
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (0.13)*       6.55         (.82)        1.81         5.47         9.26
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $323,317     $356,506     $441,174     $743,456   $1,052,827   $1,427,365
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .70*        1.39         1.44         1.37         1.53         1.50
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.02*        5.49         5.36         5.03         4.95         5.30
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  7.49*       17.95        12.05        12.16        39.62        56.22
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                   Six months
                                      ended                             For the period
Per-share                           January 31                            Feb 1, 1999+
operating performance              (Unaudited)      Year ended July 31     to July 31
----------------------------------------------------------------------------------------
                                       2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.39       $13.27       $14.13       $14.73
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income                    .38          .69          .69          .36
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.41)         .12         (.85)        (.60)
----------------------------------------------------------------------------------------
Total from
investment operations                   (.03)         .81         (.16)        (.24)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.36)        (.69)        (.70)        (.36)
----------------------------------------------------------------------------------------
Total distributions                     (.36)        (.69)        (.70)        (.36)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.00       $13.39       $13.27       $14.13
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (0.21)*       6.25        (1.05)        1.58*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,593       $6,779       $3,945       $2,738
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .85*        1.68         1.66          .83*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.87*        5.20         5.16         2.47*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                  7.49*       17.95        12.05        12.16
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                   Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                       2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.39       $13.27       $14.14       $14.61       $14.55       $14.04
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .41          .76          .77          .77          .78(c)       .80
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.41)         .12         (.87)        (.47)         .05          .51
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     --          .88         (.10)         .30          .83         1.31
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.40)        (.76)        (.77)        (.77)        (.77)        (.80)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.40)        (.76)        (.77)        (.77)        (.77)        (.80)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.99       $13.39       $13.27       $14.14       $14.61       $14.55
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (0.03)*       6.79         (.62)        2.01         5.84         9.64
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,493      $11,474      $13,745      $23,693      $18,082      $16,192
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .60*        1.18         1.16         1.17         1.18         1.15
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.12*        5.70         5.65         5.27         5.30         5.63
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  7.49*       17.95        12.05        12.16        39.62        56.22
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
January 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax-Free High Yield Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax exempt securities constituting a portfolio that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date. Thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended January 31, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2001, the fund had a capital loss carryover of approximately $91,139,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $24,429,000    July 31, 2003
    12,477,000    July 31, 2004
    21,345,000    July 31, 2006
    23,391,000    July 31, 2007
     7,814,000    July 31, 2008
     1,683,000    July 31, 2009

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, and 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended January 31, 2002, the fund's expenses were reduced by $46,465 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,688 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.70%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended January 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $43,411 and $926 from the sale of class A and class M shares, respectively, and received $187,146 and $521 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended January 31, 2002, Putnam Retail Management, acting as underwriter received $7,661 on class A redemptions.


Note 3
Purchases and sales of securities

During the six months ended January 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $109,450,549 and $159,323,785, respectively. There were no purchases and sales of U.S. government obligations.


Note 4
Capital shares

At January 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,025,513         $69,119,607
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,480,379          16,711,656
---------------------------------------------------------------------------
                                             6,505,892          85,831,263

Shares
repurchased                                 (5,907,663)        (78,031,045)
---------------------------------------------------------------------------
Net increase                                   598,229         $ 7,800,218
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,678,306        $155,532,014
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,810,305          37,424,037
---------------------------------------------------------------------------
                                            14,488,611         192,956,051

Shares
repurchased                                (12,918,247)       (171,965,988)
---------------------------------------------------------------------------
Net increase                                 1,570,364        $ 20,990,063
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,854,286        $ 24,663,357
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  326,922           4,333,305
---------------------------------------------------------------------------
                                             2,181,208          28,996,662

Shares
repurchased                                 (3,922,629)        (51,824,723)
---------------------------------------------------------------------------
Net decrease                                (1,741,421)       $(22,828,061)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,508,145        $ 46,787,287
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  715,252           9,539,741
---------------------------------------------------------------------------
                                             4,223,397          56,327,028

Shares
repurchased                                (10,829,423)       (144,414,814)
---------------------------------------------------------------------------
Net decrease                                (6,606,026)       $(88,087,786)
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    313,451          $4,135,468
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,498              85,927
---------------------------------------------------------------------------
                                               319,949           4,221,395

Shares
repurchased                                    (88,136)         (1,169,001)
---------------------------------------------------------------------------
Net increase                                   231,813          $3,052,394
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    277,394          $3,689,674
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,144             121,774
---------------------------------------------------------------------------
                                               286,538           3,811,448

Shares
repurchased                                    (77,410)         (1,031,660)
---------------------------------------------------------------------------
Net increase                                   209,128          $2,779,788
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    131,266          $1,711,770
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   15,187             201,031
---------------------------------------------------------------------------
                                               146,453           1,912,801

Shares
repurchased                                   (118,748)         (1,572,864)
---------------------------------------------------------------------------
Net increase                                    27,705          $  339,937
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    930,779         $12,379,858
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   30,618             407,784
---------------------------------------------------------------------------
                                               961,397          12,787,642

Shares
repurchased                                 (1,140,127)        (15,164,025)
---------------------------------------------------------------------------
Net decrease                                  (178,730)        $(2,376,383)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage-backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


SA042-79244  036/500/679  3/02